                                                    Registration Nos. 333-105246
                                                                       811-09359

   As filed With the Securities and Exchange Commission on September 26, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

        Pre-effective Amendment No.   [ ]

        Post-Effective Amendment No.  [4]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940        [X]

        Amendment No.                 [14]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                830 Third Avenue
                            New York, New York 10022
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                           AGC Life Insurance Company
                          458N American General Center
                         Nashville, Tennesse 37250-001
                                   (Guarantor)

                        American Home Assurance Company
                                70 Pine Street
                           New York, New York 10270
                                   (Guarantor)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantors)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

        [ ]  immediately upon filing pursuant to paragraph (b)

        [ ]  on (date) pursuant to paragraph (b)

        [X]  60 days after filing pursuant to paragraph (a)(1)

        [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

The Prospectus dated May 2, 2005, is incorporated into Part A of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005 and to Registrant's Post-Effective Amendment No. 3 as filed on August 12, 2005 (File No. 333-105246).

A supplement dated September 26, 2005 to the Prospectus is included in Part A of this Post-Effective Amendment No. 4.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                            PLATINUM INVESTOR(R) PLUS
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                       SUPPLEMENT DATED SEPTEMBER 26, 2005
                         TO PROSPECTUS DATED MAY 2, 2005

Effective September 26, 2005, The United States Life Insurance Company in the City of New York ("USL") is amending the Platinum Investor PLUS prospectus for the sole purposes of (i) adding information about AGC Life Insurance Company and American Home Assurance Company, guarantors of insurance obligations under the Policies, and (ii) adding financial statements of AGC Life Insurance Company.

The following paragraphs are added to the "General Information" section following the "Separate Account USL VL-R" subsection of the prospectus under a new subsection heading "Guarantees of Insurance Obligations":

Insurance obligations under Policies issued by USL are guaranteed by American Home Assurance Company ("American Home") and AGC Life Insurance Company ("AGC Life"), two affiliates of USL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. These guarantees do not guarantee Policy value or the investment performance of the variable investment options available under the Policies. Each guarantee provides that Policy owners can enforce the guarantee directly.

The AGC Life guarantee is limited and covers only (i) insurance obligations arising under Policies issued on or after August 10, 2005 and before the AGC Life guarantee is terminated, including obligations arising from premium payments or other payments received after termination; and (ii) insurance obligations under Policies issued prior to August 10, 2005 arising from any premium payment or other payment made on or after August 10, 2005 and prior to termination (the "AGC Life Obligations"). The American Home guarantee is not limited in this way.

USL expects that both the American Home and AGC Life guarantees will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full. After termination of the AGC Life guarantee, the AGC Life Obligations would continue to be covered by the AGC Life guarantee until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

AGC Life Insurance Company is a stock life insurance company organized under the laws of Missouri on September 1, 1982. AGC Life's principal executive office is located at 458N American General Center, Nashville, TN 37250-001. AGC Life is a holding company which is engaged primarily through its subsidiaries in a range of insurance and insurance related activities. AGC Life also conducts a reinsurance business with both affiliated and non-affiliated insurers. AGC Life is an indirect, wholly owned subsidiary of American International Group, Inc.

The paragraph below should be inserted as part of the "Financial Statements" section of the prospectus:

The Financial Statements of USL, the Separate Account and AGC Life can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-251-3720.

                                     PART B

The Statement of Additional Information dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005 and Post-Effective Amendment No. 3, as filed on August 12, 2005 (File No. 333-105246).

A supplement dated September 26, 2005 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 4.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                            PLATINUM INVESTOR(R) PLUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     SUPPLEMENT DATED SEPTEMBER 26, 2005 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 2, 2005

        Effective September 26, 2005, The United States Life Insurance Company in the City of New York ("USL") is amending the Statement of Additional Information ("SAI") for the sole purposes of (i) adding information about AGC Life Insurance Company, a guarantor of insurance obligations under certain Policies, and (ii) including the financial statements of AGC Life Insurance Company.

        FIRST. On page 3 of the SAI, following "Separate Account USL VL-R," add a new subsection to read as follows:

AGC Life Insurance Company

        AGC Life Insurance Company ("AGC Life") is a stock life insurance company organized under the laws of Missouri on September 1, 1982. AGC Life's principal executive office is located at 458N American General Center, Nashville, TN 37250-001. AGC Life is a holding company which is engaged primarily through its subsidiaries in a range of insurance and insurance-related activities. AGC Life also conducts a reinsurance business with both affiliated and non-affiliated insurers. AGC Life is an indirect, wholly-owned subsidiary of AIG and an affiliate of USL.

        SECOND. On page 9 of the SAI, add a new subsection following "USL Financial Statements" as follows:

AGC Life Financial Statements

        The statutory-basis balance sheets of AGC Life as of December 31, 2004 and 2003 and the related statutory-basis statements of income, changes in capital and surplus and cash flow for the years then ended appear elsewhere herein, in reliance on the reports of PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.


        The statutory-basis balance sheets of AGC Life as of December 31, 2003 and 2002 and the related statutory-basis statements of income, changes in capital and surplus and cash flow for the years then ended appear elsewhere herein, in reliance on the reports of PwC an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.


        THIRD. On page 9 of the SAI, delete the subsection titled "Index to Financial Statements" in its entirety and replace it with the following:

                          INDEX TO FINANCIAL STATEMENTS

        You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Policies.

        You should only consider the financial statements of AGC Life that we include in this SAI as bearing on the ability of AGC Life, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of certain Policies as of August 10, 2005.

I.      Separate Account USL VL-R 2004 Financial Statements                                            Page
-----------------------------------------------------------                                            ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm..................  VL-R - 1
Statement of Net Assets as of December 31, 2004......................................................  VL-R - 2
Statement of Operations for the year ended December 31, 2004.........................................  VL-R - 3
Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 (restated).........................................................................  VL-R - 4
Notes to Financial Statements........................................................................  VL-R - 16

II.     USL 2004 Financial Statements                                                                  Page
-------------------------------------                                                                  ----

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm..................  F - 1
Balance Sheets as of December 31, 2004 and 2003......................................................  F - 2
Statements of Income for the years ended December 31, 2004, 2003 and 2002............................  F - 4
Statements of Shareholder's Equity for the years ended December 31, 2004, 2003 and 2002..............  F - 5
Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002........................  F - 6
Statements of Comprehensive Income for the years ended December 31, 2004, 2003 and 2002..............  F - 7
Notes to Financial Statements........................................................................  F - 8

III.    AGC Life December 31, 2004 and 2003 Statutory-Basis Financial Statements                       Page
--------------------------------------------------------------------------------                       ----
Report of PricewaterhouseCoopers LLP, Independent Auditors...........................................   1
Balance Sheets - Statutory-Basis as of December 31, 2004 and 2003....................................   2
Statements of Income - Statutory-Basis for the years ended
         December 31, 2004 and 2003..................................................................   3
Statements of Changes in Capital and Surplus - Statutory-Basis for the years ended
         December 31, 2004 and 2003..................................................................   4
Statements of Cash Flows - Statutory-Basis for the years ended
         December 31, 2004 and 2003..................................................................   5
Notes to Statutory-Basis Financial Statements........................................................   6

IV.      AGC Life December 31, 2003 and 2002 Statutory-Basis Financial Statements                      Page
---------------------------------------------------------------------------------                      ----
Report of PricewaterhouseCoopers LLP, Independent Auditors...........................................   1
Balance Sheets - Statutory-Basis as of December 31, 2003 and 2002....................................   2
Statements of Income - Statutory-Basis for the years ended
         December 31, 2003 and 2002..................................................................   3
Statements of Changes in Capital and Surplus - Statutory-Basis for the years ended
         December 31, 2003 and 2002..................................................................   4
Statements of Cash Flows - Statutory-Basis for the years ended
         December 31, 2003 and 2002..................................................................   5
Notes to Statutory-Basis Financial Statements........................................................   6

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Statutory-Basis Financial Statements
December 31, 2004 and 2003

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.)
Index
December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                         Page(s)
                                                                         -------
Report of Independent Auditors.................................................1

Statutory-Basis Financial Statements

Balance Sheets.................................................................2

Statements of Income...........................................................3

Statements of Changes in Capital and Surplus...................................4

Statements of Cash Flows.......................................................5

Notes to Financial Statements...............................................6-30

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

                         Report of Independent Auditors

To the Board of Directors of
AGC Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of AGC Life Insurance Company as of December 31, 2004 and 2003, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements, using accounting practices prescribed or permitted by the Insurance Department of the State of Missouri, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in
Note 1.

PRICEWATERHOUSECOOOPERS LLP

May 27, 2005, except for Note 15, to which the date is September 9, 2005

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Statutory-Basis Balance Sheets
December 31, 2004 and 2003
--------------------------------------------------------------------------------

(in thousands of dollars, except share data)                       2004         2003
                                                                ----------   ----------
Admitted Assets
Cash and invested assets
   Bonds                                                        $  353,582   $  351,244
   Preferred stocks of subsidiaries                                  8,500        8,500
   Common stocks of subsidiaries                                 9,365,971    8,116,546
   Mortgage loans                                                      194          250
   Contract loans                                                    1,296        1,341
   Short-term investments                                            1,640        7,591
   Cash and cash equivalents                                         1,097           41
   Receivables for securities                                           68          133
                                                                ----------   ----------
         Total cash and invested assets                          9,732,348    8,485,646

Reinsurance balances recoverable                                     2,089        7,247
Deferred and uncollected premiums                                    4,729       17,656
Accrued investment income                                            4,507        4,530
Receivable from parent, subsidiaries and affiliates                120,000          276
Net deferred tax asset                                                  --          987
                                                                ----------   ----------
         Total admitted assets                                  $9,863,673   $8,516,342
                                                                ==========   ==========
Liabilities and Capital and Surplus
Liabilities
   Policy and contract liabilities
      Life and annuity reserves                                 $   72,186   $   72,842
      Accident and health reserves                                   3,351       21,355
      Liability for deposit-type contracts                           1,348        1,465
      Unpaid claims                                                    883        6,153
                                                                ----------   ----------
         Total policy and contract liabilities                      77,768      101,815

Reinsurance balances                                                 4,774       16,619
Deferred gain on subsidiaries' intercompany reinsurance
   agreements                                                    1,611,507      681,676
Payable to parent, subsidiaries and affiliates                     120,004            2
Other liabilities                                                   57,340       43,975
Federal income taxes (including $35 and $37 on realized
   capital gains at December 31, 2003 and 2002, respectively)        2,685       45,063
Borrowings from affiliates                                         116,326      116,326
                                                                ----------   ----------
         Total liabilities                                       1,990,404    1,005,476
                                                                ----------   ----------
Capital and surplus
   Common stock, $100 par value; 250,000 authorized shares;
      141,041 shares issued and outstanding                         14,104       14,104
   Surplus notes                                                 2,533,206    2,533,206
   Paid-in surplus                                               4,057,318    3,635,759
   Unassigned surplus                                            1,268,641    1,327,797
                                                                ----------   ----------
         Total capital and surplus                               7,873,269    7,510,866
                                                                ----------   ----------
         Total liabilities and capital and surplus              $9,863,673   $8,516,342
                                                                ==========   ==========

    The accompanying notes are an integral part of these statutory financial statements.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Statutory-Basis Statements of Income
Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

(in thousands of dollars)                                                2004       2003
                                                                       --------   --------
Premiums and other revenues
Life and annuity premiums                                              $  6,015   $  5,959
Accident and health premiums                                             34,018     33,851
Net investment income                                                   528,350    876,570
Amortization of the interest maintenance reserve                             49        (15)
Commissions and expense allowances on reinsurance ceded                  28,549      8,430
Miscellaneous income                                                         --        252
                                                                       --------   --------
   Total premiums and other revenues                                    596,981    925,047
                                                                       --------   --------
Benefits paid or provided
Death benefits                                                            1,070      1,196
Annuity benefits                                                          2,687      2,886
Accident and health benefits                                             18,021     21,452
Surrender benefits                                                          713        255
Decrease in life and annuity reserves                                      (772)    (1,851)
Decrease in accident and health reserves                                (18,004)    (2,171)
                                                                       --------   --------
   Total benefits paid or provided                                        3,715     21,767
                                                                       --------   --------
Insurance expenses
Commissions and expense allowances on reinsurance assumed                57,197     18,049
General expenses                                                            536        601
Insurance taxes, licenses and fees                                           53         22
Increase in loading on deferred and uncollected premiums                     (4)         1
                                                                       --------   --------
   Total insurance expenses                                              57,782     18,673
                                                                       --------   --------
Reserve adjustments and asset transfers to reinsurers                    (7,980)     6,223
                                                                       --------   --------
Gain from operations before dividends to policyholders, federal
   income taxes and net realized capital gains (losses)                 543,464    878,384
Dividends to policyholders                                                    5          6
                                                                       --------   --------
Gain from operations before federal income taxes and net realized
   capital gains (losses)                                               543,459    878,378
Federal income tax benefit                                               59,376     74,352
                                                                       --------   --------
Gain from operations before net realized capital gains (losses)         602,835    952,730

Net realized capital gains (losses), net of tax expense (2004 - $35;
   2003 - $37)                                                               --      1,813
                                                                       --------   --------
Net income                                                             $602,835   $954,543
                                                                       ========   ========

    The accompanying notes are an integral part of these statutory financial statements.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Statutory-Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                                             Total
                                          Common     Surplus      Paid-in    Unassigned   Capital and
(in thousands of dollars)                 Stock       Note        Surplus      Surplus      Surplus
                                         -------   ----------   ----------   ----------   -----------
Balances at December 31, 2002            $14,104   $2,533,206   $2,774,182   $  837,604    $6,159,096

Net income                                    --           --           --      954,543       954,543
Change in net deferred income tax             --           --           --       (1,660)       (1,660)
Net change in unrealized capital gains        --           --           --      464,089       464,089
Increase in nonadmitted assets                --           --           --       (2,768)       (2,768)
Decrease in asset valuation reserve           --           --           --        1,764         1,764
Paid-in surplus                               --           --      861,577           --       861,577
Dividends to parent                           --           --           --     (730,238)     (730,238)
Interest expense on surplus notes             --           --           --     (195,537)     (195,537)
                                         -------   ----------   ----------   ----------    ----------
Balances at December 31, 2003             14,104    2,533,206    3,635,759    1,327,797     7,510,866

Net income                                    --           --           --      602,835       602,835
Change in net deferred income tax             --           --           --       (1,566)       (1,566)
Net change in unrealized capital gains        --           --           --     (101,965)     (101,965)
Decrease in nonadmitted assets                --           --           --          595           595
Increase in asset valuation reserve           --           --           --      (12,418)      (12,418)
Paid-in surplus                               --           --      421,559           --       421,559
Dividends to parent                           --           --           --     (351,100)     (351,100)
Interest expense on surplus notes             --           --           --     (195,537)     (195,537)
                                         -------   ----------   ----------   ----------    ----------
Balances at December 31, 2004            $14,104   $2,533,206   $4,057,318   $1,268,641    $7,873,269
                                         =======   ==========   ==========   ==========    ==========

    The accompanying notes are an integral part of these statutory financial statements.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Statutory-Basis Statements of Cash Flows
Years Ended December 31, 2004 and 2003
--------------------------------------------------------------------------------

(in thousands of dollars)                                            2004        2003
                                                                  ---------   ---------
Operating activities
Premiums collected, net of reinsurance                            $  49,553   $  36,683
Net investment income received                                      528,246     194,262
Miscellaneous income                                                     --         252
Commission and expense allowances received on reinsurance ceded      30,397       9,571
Benefits paid                                                       (27,421)    (25,488)
Insurance expenses paid                                             (55,319)    (23,722)
Dividends paid to policyholders                                          (5)         (7)
Federal income taxes recovered                                       16,964      72,909
                                                                  ---------   ---------
      Net cash provided by operating activities                     542,415     264,460
                                                                  ---------   ---------
Investment activities
Proceeds from sales, maturities, or repayments of investments
   Bonds                                                             12,621      17,540
   Common stocks of subsidiaries                                         --       5,057
   Mortgage loans                                                        56         243
                                                                  ---------   ---------
      Total investment proceeds                                      12,677      22,840
                                                                  ---------   ---------
Cost of investments acquired
Bonds                                                               (14,731)    (18,484)
Common stocks of subsidiaries                                      (301,559)   (835,553)
                                                                  ---------   ---------
      Total cost of investments acquired                           (316,290)   (854,037)
                                                                  ---------   ---------
      Net decrease (increase) in policy loans                            26         (20)
                                                                  ---------   ---------
      Net cash used in investing activities                        (303,587)   (831,217)
                                                                  ---------   ---------
Financing and miscellaneous activities
Other cash provided
   Paid-in surplus                                                  301,559     830,803
   Borrowed money received, net of repayments of $0
      and $11,095 in 2004 and 2003, respectively                         --     (11,095)
                                                                  ---------   ---------
      Total other cash provided                                     301,559     819,708
                                                                  ---------   ---------
Other cash applied
Dividends paid to parent                                           (351,100)    (49,180)
Interest on indebtedness                                           (195,537)   (195,537)
Other applications, net                                               1,355        (619)
                                                                  ---------   ---------
      Total other cash applied                                     (545,282)   (245,336)
                                                                  ---------   ---------
      Net cash (used in) provided by financing and
         miscellaneous activities                                  (243,723)    574,372
                                                                  ---------   ---------
      Net (decrease) increase in cash                                (4,895)      7,615

Cash and short-term investments
Beginning of year                                                     7,632          17
                                                                  ---------   ---------
End of year                                                       $   2,737   $   7,632
                                                                  =========   =========

    The accompanying notes are an integral part of these statutory financial statements.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

1.   Nature of Operations and Significant Accounting Policies

     AGC Life Insurance Company ("AGC Life" or "Company"), a Missouri domiciled life and health insurance company, is a wholly owned subsidiary of American General Corporation ("AGC"). AGC, the Company's intermediate parent, was acquired by American International Group, Inc. ("AIG") on August 29, 2001. AIG is the leading US based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States of America. AGC Life's primary business is the reinsurance of traditional and universal life, accident and health, and a smaller block of annuity policies from both affiliated and unaffiliated companies.

     AGC Life owns most of AIG/American General's life insurance subsidiaries. The Company owns 100% of the common stock of the following life insurance companies: American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company ("AGL"), AIG Annuity Insurance Company ("AIGAIC"), The United States Life Insurance Company in the City of New York ("USNY"), and AIG Life of Bermuda, Ltd. ("AIGB").

     On March 31, 2003, The Old Line Life Insurance Company of America, a direct life insurance subsidiary of the Company, was merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. No goodwill was recorded as part of the transaction.

     On December 31, 2003, North Central Life Insurance Company, ("NCL"), a direct life insurance subsidiary of the Company, merged with USNY, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to USNY. No goodwill was recorded as part of the transaction.

     On December 31, 2003, a 100% ownership interest in AIG Life Holding (Canada) ULC, ("AIGLHC"), was contributed from the Company's ultimate parent, AIG, to the Company's immediate parent, AGC, and ultimately to the Company. AIGLHC is an intermediate holding company whose primary subsidiary is a Canadian-domiciled life insurer, AIG Assurance of Canada. No goodwill was recorded as part of the transaction.

     One of the Company's subsidiaries, AGL, owns another life insurance company, The Variable Annuity Life Insurance Company ("VALIC"). In addition, the Company owns either directly or indirectly two property and casualty insurance companies, American General Property Insurance Company ("AGPIC") and American General Property Insurance Company of Florida ("AGPIC of FL"); however, the operations of these companies are insignificant in comparison to the life insurance operations.

     The Company also owns a 60% interest in one noninsurance company, AIG Business Processing Services, Inc., ("AIGBPS"). AIGBPS is a Philippines-domiciled entity that primarily provides customer service and other support functions to certain life insurance companies of AIG/American General. The Company received a partial return of capital in 2003, but still maintained a 60% ownership interest.

     The employees of American General Life Companies, LLC ("AGLC") provide all administrative services to the Company.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     Basis of Presentation

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance, which vary from generally accepted accounting principles in the United States of America ("GAAP").

     The Missouri Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Missouri for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Missouri Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective March, 2004, ("NAIC SAP") has been adopted as a component of prescribed practices by the state of Missouri. The Missouri Department of Insurance has adopted certain prescribed accounting principles that differ from those found in NAIC SAP. The Commissioner of Insurance has the right to permit other specific practices that may deviate from prescribed practices. See
     Note 2 for a description of differences between accounting practices prescribed or permitted by the Missouri Department of Insurance and NAIC SAP.

     The following table presents the Company's stockholder's equity and net income as determined in accordance with GAAP as compared to the Company's capital and surplus and net income as determined in accordance with NAIC SAP as of and for the periods ended December 31 (in thousands of dollars):

     GAAP

                                2004           2003
                             -----------   -----------
     Stockholder's equity    $18,636,991   $16,450,803
     Net income                1,605,830     1,637,447

     NAIC SAP

     Capital and surplus     $ 7,873,269   $ 7,510,866
     Net income                  602,835       954,543

     The more significant NAIC SAP accounting practices used as a basis to prepare the accompanying financial statements of the Company which differ from GAAP are as follows:

     Investments

     Investments in bonds are reported at amortized cost or the lower of amortized cost or market value based on their National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     available-for-sale. Held-to-maturity fixed-maturity investments would be reported at amortized cost, and the remaining fixed-maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value.

     Fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values.

     Valuation Reserves

     Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

     The "asset valuation reserve" ("AVR") provides a valuation allowance for invested assets. The AVR, classified in other liabilities in the accompanying balance sheets, is determined by an NAIC prescribed formula and is reported as a liability with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP. Under GAAP, valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

     Subsidiaries

     Capital stock of the Company's subsidiaries is valued at the capital and surplus of the subsidiaries, plus unamortized goodwill, if applicable. The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs

     The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

     Nonadmitted Assets

     Certain assets designated as "nonadmitted," principally IMR and deferred tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, only deferred tax assets are included in the balance sheets.

     Universal Life and Annuity Policies

     Revenues for universal life and annuity policies with mortality or morbidity risk, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

     Benefit Reserves

     Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

     Reinsurance

     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

     Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

     Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

     Deferred Income Taxes

     Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Goodwill

     Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed financial statement excluding EDP equipment, operating system software, net deferred tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

     Policyholder Dividends

     Policyholder dividends are recognized when declared rather than over the term of the related policies.

     Surplus Notes

     Surplus notes are reported as surplus rather than as liabilities.

     Statements of Cash Flows

     The accompanying statutory statements of cash flows have been prepared in conformity with the NAIC Annual Statement Instructions. For GAAP purposes the statements of cash flows are prepared in accordance with Statement of Financial Accounting Standards ("SFAS") No. 95 Statement of Cash Flows.

     Other significant accounting practices are as follows:

     Investments

     Bonds, preferred stocks, common stocks, short-term investments, cash equivalents, mortgage loans and contract loans are stated at values prescribed by the NAIC, as follows:

     Bonds not backed by other loans are carried at amortized cost except for those bonds with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 rating are carried at the lower of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. Bonds that have not been filed with the NAIC's Security Valuation Office ("SVO") within one year of purchase receive a "6*" rating and are carried at zero, with a charge to unrealized investment loss.

     Loan-backed securities are stated at amortized cost, except for those with a NAIC designation of "6" or "6*". Loan-backed securities with a NAIC 6 rating are carried at the lower of amortized cost or fair value. Loan-backed securities that have not been filed within one year of purchase receive a "6*" rating and are carried at zero with a charge to unrealized investment loss. Prepayment assumptions are obtained from independent third party pricing services or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities. The Company has elected to use the book value as of January 1, 1994, for the cost of securities whose historical cash flows are not readily available, when applying the retrospective adjustment method to loan-backed securities purchased prior to that date.

     The investment in the preferred stock of an insurance subsidiary is reported at cost.

     The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. The Company's noninsurance subsidiary, which has no significant

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     ongoing operations other than for the Company and its affiliates, is reported based on the underlying equity adjusted to a statutory basis. Goodwill, which represents the difference between the cost of acquiring the entity and the Company's share of the book value of the entity, is amortized on a straight-line basis over ten years.

     The net change in the carrying value of common stock of subsidiaries is credited or charged directly to unassigned surplus and is included in the net gain or loss from the change in difference between cost and admitted asset investment amounts. Dividends from all subsidiaries are included in investment income, to the extent that such distributions do not exceed the undistributed accumulated earnings of the subsidiary.

     There are no restrictions on common or preferred stock.

     Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at cost.

     Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at cost.

     Mortgage loans are reported at amortized unpaid principal balances, less allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

     Contract loans are reported at unpaid principal balances, which include unpaid principal plus accrued interest 90 days or more past due. All loan amounts in excess of the policy cash surrender value are considered nonadmitted assets.

     Realized capital gains and losses are determined using the specific identification basis and are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

     Due and accrued income determined to be collectible is nonadmitted and recognized through a direct charge to surplus when certain criteria are met. For bonds, due and accrued income is nonadmitted when the collection of interest is more than 90 days overdue. For mortgage loans, due and accrued income is nonadmitted when the loan is in process of foreclosure or is delinquent more than 90 days. For real estate, due and accrued income is nonadmitted when rent payments are in arrears for more than three months. There was not any due and accrued income nonadmitted for 2004 and 2003.

     Provisions made for impairment, as required by the SVO of the NAIC or at the Company's discretion, are recorded as realized investment losses when declines in net realizable value are determined to be other than temporary, and as unrealized losses when declines are temporary.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Premiums

     The Company is not currently issuing any new policies. However, it is actively engaged in assuming reinsurance risks. Substantially, all of the assumed business is long duration in nature. Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are reflected as premium revenue when written and are earned pro rata over the terms of the policies. The unearned portion of accident and health premiums is reflected as a liability, the change in which is included with benefits paid or provided.

     Policy and Contract Liabilities

     Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or amounts required by the Missouri Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in-force.

     Reserves for policies issued with a percent of mortality extra premium are based on standard mortality rates with appropriate mortality percentage extras. Reserves for policies issued with a flat extra premium are based on 1/2 of the gross flat extra premium.

     As of December 31, 2004, the Company had $66,460,000 or 41% of insurance in-force for which gross premiums are less than the net valuation premiums according to the standard of valuation set by the state of Missouri. Reserves provided for gross premium deficiencies are $21,137,000.

     The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula prescribed by the state of Missouri for all business.

     Claims and Claim Adjustment Expenses

     Unpaid claims and claim adjustment expenses on life and accident and health policies represents management's best estimate of the ultimate net cost of all reported and unreported claims incurred through December 31. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

     Reinsurance

     Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

     Fair Values of Financial Instruments

     The fair values for fixed maturity securities are included in Note 3. The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts. The carrying values of other financial instruments approximate their fair value.

     Reclassifications

     Certain 2003 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2004 financial statement presentation.

2. Differences From NAIC SAP Prescribed or Permitted by the Missouri Department of Insurance

     With respect to surplus notes, Missouri regulation 20 CSR 200-1.070 differs from NAIC statutory accounting practices and procedures. The regulation requires interest expense on surplus notes to be reflected as a reduction to unassigned surplus, not as a reduction to investment income. Additionally, interest expense must be accrued as a reduction to unassigned surplus and recorded as an addition to the balance of the surplus note until paid. When paid, the accrued interest should be deducted from the surplus note balance. NAIC statutory accounting practices and procedures require interest expense to be accrued when the interest payment has been approved by the Missouri Insurance Department. As the Missouri Insurance Department had not approved the payment of accrued interest as of December 31, 2004 and 2003, no interest should have been accrued under NAIC statutory accounting practices and procedures and, therefore, there is no difference in total capital and surplus at December 31, 2004 and 2003. The monetary effect of this difference in accounting policy for 2004 and 2003 was an increase in net income of $195,537,000.

     The Company had no accounting practices in the periods presented that were not in accordance with prescribed accounting practices but permitted by the Missouri Department of Insurance.

     A reconciliation of the Company's net income between NAIC SAP and prescribed and permitted practices by the state of Missouri is shown below:

     (in thousands of dollars)                               2004        2003
                                                          ---------   ---------
     Net income                                           $ 602,835   $ 954,543
     State prescribed practices
        Interest expense on surplus notes                  (195,537)   (195,537)
                                                          ---------   ---------
           Net income, NAIC SAP                           $ 407,298   $ 759,006
                                                          =========   =========

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

3.   Investments

     Bonds

     The book/adjusted carrying value and fair value of investments in bonds are summarized as:

                                    Book/Adjusted      Gross        Gross
                                       Carrying     Unrealized   Unrealized     Fair
     (in thousands of dollars)          Value          Gains       Losses       Value
                                    -------------   ----------   ----------   --------
     At December 31, 2004
     U.S. governmental bonds           $  3,162       $  146        $ --      $  3,308
     Special revenue                     13,818          861          --        14,679
     Public utilities                     1,941          208          --         2,149
     Industrial and miscellaneous        34,661          880          12        35,529
     Parent                             300,000           --          --       300,000
                                       --------       ------        ----      --------
        Total bonds                    $353,582       $2,095        $ 12      $355,665
                                       ========       ======        ====      ========
     At December 31, 2003
     U.S. governmental bonds           $  2,231       $  162        $ --      $  2,393
     Special revenue                     13,761          966         107        14,620
     Public utilities                     3,941          274          95         4,120
     Industrial and miscellaneous        31,311        1,006          --        32,317
     Parent                             300,000           --          --       300,000
                                       --------       ------        ----      --------
        Total bonds                    $351,244       $2,408        $202      $353,450
                                       ========       ======        ====      ========

     Fair values generally represent unit prices published by the NAIC Securities Valuation Office ("SVO"), if available. In the absence of SVO published unit prices, or when amortized cost is used by the SVO as unit price, quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace are used.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     A summary of the book/adjusted carrying value and fair value of the Company investments in bonds at December 31, 2004, by contractual maturity, is as follows:

                                                        Book/Adjusted
                                                           Carrying       Fair
     (in thousands of dollars)                              Value         Value
                                                        -------------   --------
     Years to Maturity
     One or less                                           $  4,985     $  5,074
     After one through five                                 306,941      307,431
     After five through ten                                  21,906       22,384
     After ten                                               19,750       20,776
                                                           --------     --------
                                                           $353,582     $355,665
                                                           ========     ========

     The contractual maturities in the foregoing table may differ from the actual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from the sales of investments in bonds during 2004 and 2003 were $7,621,000 and $7,301,000; gross gains of $100,000 and $304,000, were realized on those sales, respectively.

     At December 31, 2004, bonds with an admitted asset value of $2,201,000 were on deposit with state insurance departments to satisfy regulatory requirements.

     Mortgage Loans

     The Company did not issue any new mortgage loans for the years ending December 31, 2004 and 2003. At the issuance of a loan, the percentage of any one loan to value of security did not exceed 75%.

     The Company's investments in mortgage loans principally involve residential real estate.

     Other Investment Information

     Net investment income, consisting primarily of dividends from common stocks of subsidiaries, is net of investment expense, primarily interest on borrowings (excluding surplus notes), of $7,864,000 in 2004 and $7,880,000 in 2003.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The following table summarizes the Company's gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2004:

                                     Less Than 12 Months    12 Months or More          Total
                                     -------------------   ------------------   -------------------
                                      Fair    Unrealized    Fair   Unrealized    Fair    Unrealized
                                      Value     Losses     Value     Losses      Value     Losses
                                     ------   ----------   -----   ----------   ------   ----------
     Industrial and miscellaneous    $2,506      $(12)      $--        $--      $2,506      $(12)
                                     ------      ----       ---        ---      ------      ----
        Total temporarily impaired
           securities                $2,506      $(12)      $--        $--      $2,506      $(12)
                                     ======      ====       ===        ===      ======      ====

4.   Business Combinations

     On December 31, 2003, the Company acquired 100% interest in AIG Life Holdings (Canada) ULC through a capital contribution in the amount of $32,632,000 from the Company's ultimate parent, American International Group, Inc., through the Company's immediate parent, American General Corporation. AIG Life Holdings (Canada) ULC is a holding company whose primary holding is a Canadian-domiciled life insurer, AIG Assurance of Canada. No goodwill was recorded as part of the transaction.

     On December 31, 2003, North Central Life Insurance Company, a direct subsidiary of the Company with a cost of $23,554,000, was merged with USNY, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to USNY. No goodwill was recorded as part of the transaction.

     On March 31, 2003, The Old Line Life Insurance Company of America, a direct subsidiary of the Company with a cost of $181,743,000, was merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. No goodwill was recorded as part of the transaction.

     On December 31, 2002, The Franklin Life Insurance Company ("FL") and All American Insurance Company ("AAL"), direct subsidiaries of the Company, merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. Unamortized goodwill relating to AGL totaled $969,000 and $12,598,000 at December 31, 2004 and 2003, respectively. Goodwill amortization was $11,629,000 for each of the years ending December 31, 2004 and 2003.

     On September 26, 2002, the Company acquired 60% interest in AIG Business Processing Services, Inc., a Philippines-domiciled noninsurance entity, for $2,160,000. No goodwill was recorded as part of the acquisition. In 2003, the Company received a payment of $482,000, representing a return of capital ($535,000), net of a foreign exchange currency loss ($53,000).

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     On June 6, 2001, the Company acquired the remaining 50% interest in Templeton American General Life of Bermuda, Ltd. for $1,650,000, resulting in goodwill in the amount of $1,125,000. Unamortized goodwill relating to Templeton American General Life of Bermuda, which is now known by the name AIG Life of Bermuda, Ltd., totaled $722,000 and $834,000 at December 31, 2004 and 2003, respectively. Goodwill amortization was $113,000 for each of the years ending December 31, 2004 and 2003.

     On February 28, 1998, AGC acquired the remaining 54% interest in Western National Corporation (WNC) for approximately $1,200,000,000 plus assumption of related debt. On the same day, the Company issued a 7.5% surplus debenture in the amount of $875,000,000 due February 28, 2028, to AGC and AGC contributed the 54% interest in WNC to AGC Life, so that AGC Life owned 100% of WNC, resulting in goodwill in the amount of $125,530,000. On December 31, 2001, WNC and WNL Holding Corporation, an intermediate holding company, were dissolved and American General Annuity Life Insurance Company, which is now known by the name AIG Annuity Insurance Company (AIGAIC), previously held by WNL Holding Corporation, became a direct subsidiary of the Company. Unamortized goodwill relating to AIGAIC totaled $39,751,000 and $52,304,000 at December 31, 2004 and 2003, respectively.
     Goodwill amortization was $12,553,000 for the years ending December 31, 2004 and 2003.

     On April 16, 1997, AGC acquired Home Beneficial Corporation ("HBC"), the holding company of Home Beneficial Life Insurance Company ("HBL") for approximately $668,000,000. Approval was obtained from the Missouri Department to account for this transaction using the net contribution method, resulting in goodwill in the amount of $189,794,000. HBC was liquidated and its assets, including HBL, were contributed to the Company by AGC. Subsequently, on December 31, 1997, HBL was merged into American General Life and Accident Insurance Company ("AGLA"). Unamortized goodwill relating to AGLA totaled $43,494,000 and $62,474,000 at December 31, 2004 and 2003, respectively. Goodwill amortization was $18,979,000 for the years ending December 31, 2004 and 2003.

5.   Subsidiaries and Affiliates

     Carrying values of the Company's preferred stocks of subsidiaries are as follows at December 31:

                                                     Ownership
     (in thousands of dollars)                      Percentage    2004     2003
                                                    ----------   ------   ------
     AGL                                               100%      $8,500   $8,500

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Carrying values of the Company's common stocks of subsidiaries as of December 31 are as follows:

                                             Ownership
     (in thousands of dollars)              Percentage      2004         2003
                                            ----------   ----------   ----------
     AGL                                        100%     $4,694,793   $4,069,210
     AIGAIC                                     100       3,571,778    3,007,236
     AGLA                                       100         614,171      560,707
     USNY                                       100         273,957      364,656
     AIGB                                       100         161,389       60,900
     AIGLHC                                     100          25,928       32,632
     AGPIC                                     51.8          23,478       20,419
     AIGBPS                                    60.0             477          786
                                                         ----------   ----------
                                                         $9,365,971   $8,116,546
                                                         ==========   ==========

     The following table provides financial information for these subsidiaries as of December 31 and for the years then ended. This information is on a statutory basis for all subsidiaries:

                                                    2004                 2004
                                          -------------------------   Net Income
     (in thousands of dollars)               Assets     Liabilities     (Loss)
                                          -----------   -----------   ----------
     AGL                                  $28,386,365   $23,680,868   $ 567,253
     AIGAIC                                50,842,158    47,310,131     341,343
     AGLA                                   8,803,379     8,232,703     309,250
     USNY                                   3,841,794     3,567,837    (219,546)
     AIGBPS                                     1,796         1,001         281
     AGPIC                                     62,117        16,836       3,689
     AIGB                                   9,598,550     4,836,314      45,523
     AIGLHC                                   468,787       428,883       5,730

                                                     2003                2003
                                          -------------------------   Net Income
     (in thousands of dollars)               Assets     Liabilities     (Loss)
                                          -----------   -----------   ----------
     AGL                                  $25,511,318   $21,444,005    $115,032
     AIGAIC                                43,241,254    40,286,322     378,869
     AGLA                                   8,640,890     8,140,785     289,057
     USNY                                   3,377,222     3,012,566      47,604
     AIGBPS                                     3,369           486       2,883
     AGPIC                                     62,254        17,513      14,748
     AIGB                                   6,110,430     3,329,751      12,221
     AIGLHC                                   449,562       393,870       9,697

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The admitted value of the Company's investments in subsidiaries includes goodwill of $84,936,000 and $128,210,000 at December 31, 2004 and 2003,
     respectively, which the Company is amortizing over a period of ten years. Included in the change in net unrealized gains for the years ended December 31, 2004 and 2003, were $827,867,000 and $1,145,765,000, respectively, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates. The unrealized gains were reduced by unrealized losses of $929,832,000 and $681,676,000 in 2004 and 2003, respectively, associated with a liability that was established to defer gains recognized by subsidiaries on intercompany reinsurance agreements.

     The deferred gain on subsidiaries' intercompany reinsurance agreements reflected in the financial statements, pertains to business ceded by three of the Company's subsidiaries to an affiliate. American General Life Insurance Company, AIG Annuity Insurance Company and The United States Life Insurance Company in the City of New York, cede business to another Company subsidiary, AIG Life of Bermuda, Ltd. These subsidiary reinsurance agreements involve valid transfers of risk under NAIC SAP and constitute economic transactions for the relevant subsidiaries. The reinsurance agreements, supported by letters of credit for the benefit of American General Life, AIG Annuity, and The United States Life Insurance Company, have been filed and approved by the subsidiaries state insurance departments of domicile. Bermuda accounting principles permit AIG Bermuda to recognize an intangible reinsurance receivable from the ceding companies that essentially offsets the value of the reserves assumed from its affiliates. Accordingly, these inter-company reinsurance transactions result in an increase in the net income of AIG Bermuda and a corresponding increase in surplus at the parent company (AGC Life) reporting level that must be eliminated. Consequently, this increase in surplus has been eliminated at the AGC Life parent company level through the recognition of an unrealized loss and a corresponding deferred gain in accordance with Statement of Statutory Accounting Principle (SSAP) No. 25, "Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties".

     AGL and USNY own 810,153 and 192 shares, respectively, of AIG common stock, their ultimate parent. The Company reduced the carrying value of these two subsidiaries by $3,173,000 to eliminate their reciprocal ownership interest in AIG, in accordance with NAIC Securities Valuation Office guidelines.

     The Company contributed $185,000,000 to AIGAIC and $120,000,000 to USNY and $116,559,000 to AGL during 2004.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     During 2004 and 2003, the Company's insurance subsidiaries paid dividends to the Company as follows:

                                                               2004       2003
                                                             --------   --------
     AGL (including preferred)                               $300,680   $    680
     AGLA                                                     190,000    847,910
     AGPIC                                                         --     15,369
     AIGLHC                                                    26,664        362
     HBC Development Corporation                                   --        875
                                                             --------   --------
                                                             $517,344   $865,196
                                                             ========   ========

     In the fourth quarter of 2003 the transfer of net pension assets and other employee benefit liabilities from AGLA, a direct subsidiary of the Company, to AIG, the Company's ultimate parent was recorded with an effective date of January 1, 2003. The accounting for this transfer reflects the merger of former American General employee benefit plans into surviving AIG benefit plans. The net transfer was recorded as a dividend in the amount of approximately $681,057,000 from AGLA to the Company, which was immediately passed through to its intermediate parent, American General Corporation ("AGC"), and ultimately to AIG. This dividend resulted in a $681,057,000 increase in the Company's net investment income offset by a corresponding increase in the Company's dividends paid, resulting in no net change to surplus.

     In 2003, cash dividends from AGPIC in the amount of $18,148,000 were reduced by $2,779,000 in accordance with SSAP No. 46, that states that the portion of a cash dividend that exceeds unassigned surplus, is to be excluded from dividend income and recorded instead as return of capital.

     The maximum dividends that AGC Life may receive from its subsidiaries in 2005 without prior approval of the insurance departments of the respective states of domicile are:

                                                                         Maximum
     (in thousands of dollars)                                          Dividend
                                                                        --------
     AGL                                                                $584,410
     AIGAIC                                                              414,465
     USNY                                                                     --
     AGPIC                                                                   540
     AGLA                                                                171,008
     AIGLHC                                                                   --

     The Company did not recognize any impairment write down for its investments in subsidiaries, controlled or affiliated companies during the years ending December 31, 2004 and 2003.

6.   Reinsurance

     Certain premiums and benefits are assumed from and ceded to other affiliated and nonaffiliated insurance companies under various reinsurance agreements. The ceded reinsurance agreements

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

     AGC Life assumes life, annuity and group annuity policies from AGLA through two agreements. AGC Life also assumes universal life insurance business under reinsurance agreements with its affiliate, AGL. In addition, the Company assumed group and group credit accident and health policies under reinsurance agreements with RGA Reinsurance Company. Effective July 1, 2001, AGC Life entered into a reinsurance agreement with AGLA, whereby AGC Life retroceded, on a coinsurance basis, 48% of the group accident and health business assumed from RGA. The group credit accident and health business is currently retroceded to RGA on an earned basis. At October 1, 2004, RGA recaptured the group accident and health business that had been ceded to AGC Life and partially retroceded to AGLA.

     The impact of the commutation of the group accident and health business resulted in a $14,828,000 increase in surplus on an assumed reinsurance basis. This favorable impact was partially offset by a $7,118,000 decrease (48% retrocession) in surplus associated with the recapture of the portion of this business previously retroceded to AGLA.

     The Company reported in its operations in the current year as a result of commutation of reinsurance with AGLA, amounts that are reflected as (credits shown in brackets):

     (in thousands of dollars)                                            2004
                                                                       ---------
     Premiums earned                                                   $   (413)
     Commission and expense allowance ceded                             (21,464)
     Claims incurred                                                        585
     Reserve adjustments                                                 21,292
     Change in reserves                                                   7,118

     Following is a summary of the effects of assumed reinsurance activity on certain items in the accompanying financial statements for the years ended December 31:

     (in thousands of dollars)                                  2004      2003
                                                              -------   --------
     Premiums
     AGLA                                                     $   376   $   415
     RGA                                                       69,486    65,772
     AGL                                                        5,637     5,538
     Benefits paid or provided
     AGLA                                                       2,260     3,367
     RGA                                                        2,066    37,921
     AGL                                                        1,437      (881)
     Policy and contract liabilities*

     AGLA                                                      30,610    31,609
     RGA                                                        3,351    36,745
     AGL                                                       42,910    42,685

     * At year end

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The ceded reinsurance activity for the group credit accident and health agreements with RGA for 2004 and 2003 and the group accident and health agreements with AGLA for 2004 and 2003 is summarized below:

     (in thousands of dollars)                                   2004      2003
                                                               -------   -------
     Premiums
     Group Credit Accident and Health                          $ 2,117   $ 1,406
     Group Accident and Health                                  33,351    30,515
     Benefits paid or provided
     Group Credit Accident and Health                              805       548
     Group Accident and Health                                   1,244    18,092
     Policy and contract liabilities*
     Group Accident and Health                                      --    15,390

     * At year end

     The Company remains obligated for amounts ceded in the event that AGLA does not meet its obligations.

     AGC Life placed assets with a fair value of $33,966,000 and $37,500,000, respectively in a reinsurance trust to collateralize balances assumed from AGLA and also provided a letter of credit in the amount of $2,000,000 and $37,000,000, respectively, to RGA related to these agreements, at December 31, 2004 and 2003.

7.   Federal Income Taxes

     For the tax years ending December 31, 2004 and 2003, the Company joined in the filing of a consolidated federal income tax return with its life insurance company subsidiaries. The list of corporations is as follows: AGC Life Insurance Company, AIG Annuity Insurance Company, American General Life and Accident Insurance Company, American General Life Insurance Company, The Variable Annuity Life Insurance Company, AIG Life Insurance Company of Bermuda, Ltd., and The United States Life Insurance Company in the City of New York.

     The Company has a written agreement with the subsidiary companies setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the subsidiary companies a greater portion of the consolidated tax liability than would have been paid by each subsidiary had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the subsidiaries for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses were used.

     Income before federal income taxes differs from taxable income principally due to dividends-received tax deductions and surplus note interest tax deductions.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The components of the net deferred tax asset at December 31, 2004 and 2003, are as follows:

     (in thousands of dollars)                                   2004      2003
                                                               -------   -------
     Gross deferred tax assets                                 $10,623   $16,698
     Gross deferred tax liabilities                              1,746     6,255
                                                               -------   -------
     Net deferred tax asset                                      8,877    10,443
     Deferred tax assets nonadmitted                             8,877     9,456
                                                               -------   -------
     Net admitted deferred tax asset                                --       987
                                                               -------   -------
     Increase in deferred tax assets nonadmitted               $  (579)  $ 2,980
                                                               =======   =======

     The components of incurred income tax benefit and the change in deferred tax assets and deferred tax liabilities for the years ended December 31, 2004 and 2003, are as follows:

     (in thousands of dollars)                                2004        2003
                                                            --------   ---------
     Current income tax benefit on operations               $(59,376)  $(74,352)
     Current income tax expense on net capital gains              35         37
                                                            --------   --------
     Current income tax benefit                             $(59,341)  $(74,315)
                                                            ========   ========
     Change in deferred tax assets                          $ (6,075)  $   (470)
     Change in deferred tax liabilities                       (4,509)       315
     Change in deferred tax assets assumed from
        subsidiaries                                              --        875
                                                            --------   --------
        Net change in deferred taxes                        $ (1,566)  $ (1,660)
                                                            ========   ========

     The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows for the years ended December 31:

     (in thousands of dollars)                                   2004      2003
                                                               -------   -------
     Deferred tax assets
     Policy reserves                                           $ 9,686   $15,761
     Other                                                         937       937
                                                               -------   -------
        Total deferred tax assets                               10,623    16,698
     Nonadmitted deferred tax assets                             8,877     9,456
                                                               -------   -------
        Admitted deferred tax assets                             1,746     7,242
                                                               -------   -------
     Deferred tax liabilities
     Basis differential of investments                              91        75
     Other                                                       1,655     6,180
                                                               -------   -------
        Total deferred tax liabilities                           1,746     6,255
                                                               -------   -------
        Net admitted tax asset                                 $    --   $   987
                                                               =======   =======

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons for the years ended December 31:

     (in thousands of dollars)                               2004        2003
                                                          ---------   ---------
     Income tax expense at applicable rate                $ 190,246   $ 308,149
     Dividends received deduction                          (181,064)   (302,691)
     Surplus note interest                                  (68,438)    (68,438)
     Foreign tax credit                                          --     (15,000)
     Other Stat permanent differences                           (17)      5,255
     Other                                                    1,498          70
                                                          ---------   ---------
                                                          $ (57,775)  $ (72,655)
                                                          =========   =========
     Federal income tax benefit                           $ (59,341)  $ (74,315)
     Change in net deferred income taxes                      1,566       1,660
                                                          ---------   ---------
        Total statutory income tax benefits               $ (57,775)  $ (72,655)
                                                          =========   =========

     The Company did not have any deferred income tax liabilities that were not recognized for amounts described in SSAP 10.

     The Company does not have any operating loss or tax credit carryforwards available at December 31, 2004.

8.   Litigation

     The Company has no known pending litigation that would have a material impact on the Company's financial condition or business operations.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

9.   Unpaid Claims

     The following table provides a reconciliation of the beginning and ending balances of unpaid A&H claim liabilities, net of reinsurance recoverables for the years ended December 31:

     (in thousands of dollars)                                    2004       2003
                                                                --------   --------
     Unpaid claim liabilities, at beginning of year             $ 21,694   $ 23,309
                                                                --------   --------
     Add provisions for claims, net of insurance, occuring in
     The current year                                             13,502     23,151
     Prior years                                                 (12,155)    (3,552)
                                                                --------   --------
     Net incurred losses during the current year                   1,347     19,599
                                                                --------   --------
     Deduct payments for claims, net of reinsurance,
        occuring in
     The current year                                             13,502     12,432
     Prior years                                                   9,539      8,782
                                                                --------   --------
     Net claim payments during the current year                   23,041     21,214
                                                                --------   --------
     Unpaid claim liabilities, at end of year                   $     --   $ 21,694
                                                                ========   ========

     The foregoing reconciliation reflects that redundancies in the December 31, 2003 and 2002, net reserves of $12,155,000 and $3,552,000 emerged in 2004 and 2003, respectively. The reduction in Group Accident and Health claim liabilities in 2004 is the result of the recapture of this business by RGA. The favorable redundancy that developed on the Group A&H business in 2003 was partially offset by a corresponding reduction in the experience rating refund on this assumed business.

10.  Capital and Surplus

     The Company has three outstanding surplus notes issued to AGC at December 31, 2004 and 2003, which are summarized in the table below:

     (in thousands of dollars)                         Interest
                                                         Paid       Total
        Date      Interest     Amounts     Carrying     Current    Interest    Accrued     Date of
       Issued       Rate      of Notes       Value       Year        Paid      Interest    Maturity
     ----------   --------   ----------   ----------   --------   ----------   --------   ----------
     12/30/1996     8.0%     $1,450,000   $1,450,322   $116,000   $  928,000    $   322   12/30/2026
     02/25/1998     7.5         875,000      891,406     65,625      432,943     16,406   02/25/2028
     06/30/1998     7.4         188,000      191,478     13,912       86,950      3,478   06/30/2028
                             ----------   ----------   --------   ----------    -------
                             $2,513,000   $2,533,206   $195,537   $1,447,893    $20,206
                             ==========   ==========   ========   ==========    =======

     Proceeds from the issuance of the $1,450,000,000 note were used to retire a $804,000,000 callable senior note previously issued to American General Corporation ("AGC") and to repay $646,000,000 on a separate demand note also held by AGC.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Proceeds from the issuance of the $875,000,000 note were used as partial financing of the purchase of the remaining 54% interest in Western National Corporation ("WNC"), including retirement of WNC debt and payment of AGC Life notes of approximately $48,000,000.

     Proceeds from the issuance of the $188,000,000 note were contributed to two lower tier subsidiaries, American General Annuity Insurance Company and Variable Annuity Life Insurance Company.

     Any payment of interest or repayment of principal may be made only with the prior approval of the Missouri Insurance Department and only to the extent that the Company has sufficient surplus to make such payment. The Company paid interest of $195,537,000 in 2004 and 2003. Accrued interest payable was $20,206,000 at December 31, 2004 and 2003.

     The Company is subject to certain Risk-Based Capital ("RBC") requirements for life and health insurance companies, as specified by the NAIC, under which the minimum amount of capital and surplus maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 2004 and 2003, the Company exceeds the RBC requirements.

     The payment of dividends by the Company to AGC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without the prior approval of the Missouri Insurance Department. The maximum dividend payout allowed for any 12 consecutive month period ending in 2005 without prior approval of the Missouri Insurance Department is $787,327,000. Dividends are noncumulative.

     The Company has no preferred stock outstanding.

     The portion of unassigned surplus represented or reduced by each item below is as follows:

     (in thousands of dollars)                                2004       2003
                                                           ---------   --------
     Unrealized gains and losses                           $(197,846)  $(95,881)
     Nonadmitted asset values                                 (8,931)    (9,526)
     Asset valuation reserves                                (28,696)   (16,278)

11.  Related Party Transactions

     The Company has outstanding affiliated notes payable of $116,000,000 and interest payable on the notes payable of $326,000 as of December 31, 2004 and 2003, classified as borrowings from affiliates. At December 31, 2004, the note payable is as follows:

     (in thousands of dollars)

       Issue                          Maturity
       Date       Payee    Amount       Date
     ----------   -----   --------   ----------
     12/15/2005    AGL    $116,000   12/15/2005

     An AGC note in the amount of $11,095,000 was repaid in May of 2003 and there have not been any additional borrowings made since that date.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     The AGL note is unsecured and bears interest at a rate of 6.75%. Interest expense was $7,830,000 and $7,858,000 in 2004 and 2003, respectively, which was classified in the accompanying statements of income as a reduction to gross investment income.

     The Company has an investment in a senior promissory note issued by the Company's immediate parent, AGC, in the amount of $300,000,000 at December 31, 2004 and 2003, which is included in the balance of bonds in the accompanying balance sheets. The promissory note accrues interest at a rate of 5.18% and matures on March 30, 2007.

     The Company has amounts receivable from various affiliated companies of $120,000,000 and $276,000 at December 31, 2004 and 2003, respectively, classified as receivable from parent, subsidiaries and affiliates. Additionally, the Company has amounts payable to parent, subsidiaries and affiliates of $120,004,000 and $2,000 at December 31, 2004 and 2003,
     respectively. In 2000, AGC, the direct parent of AGCL, entered into a Contribution Agreement with AGCL's direct wholly owned subsidiary, USNY, pursuant to which AGC agreed to contribute such sums to the capital of USNY as would be necessary for USNY to meet its obligations under a certain workers' compensation quota share reinsurance contract. On December 30, 2004, an arbitration panel issued a Final Interim Award in connection with the reinsurance contract pursuant to which USNY must pay under the reinsurance contract. Because a pre-tax charge to earnings was recorded on the financial statements of USNY as of December 31, 2004, USNY requested, and the New York Insurance Department approved, that a contribution in the amount of $120,000,000 be made by AGC, through AGCL, down to USNY after December 31, 2004, but before the filing of USNY's annual statement. Pursuant to SSAP 72, paragraph 8, the contribution was reflected on USNY's financial statements as of December 31, 2004. The contribution was made on February 10, 2005. Because of the foregoing, AGCL's financial statements as of December 31, 2004, reflect an intercompany receivable from AGC in the amount of $120,000,000 and a capital contribution of $120,000,000. The Company's financial statements also reflect an investment in USNY (pass-through contribution) of $120,000,000 and an intercompany payable to USNY of $120,000,000. When the contribution was paid on February 10, 2005, both the intercompany receivable and intercompany payable were cleared. USNY requested and the New York Insurance Department approved a further $130,000,000 capital contribution as of March 31, 2005. The contribution was made on May 11, 2005.

     The Company has an agreement with affiliates whereby the affiliates provide certain administrative services to the Company. Expenses incurred relating to this agreement amounted to $443,000 and $447,000 for the years ending December 31, 2004 and 2003, respectively.

12.  Commitments and Contingencies

     Periodically, in the normal course of business, the Company issues commitments to purchase various investments such as securities, mortgage loans, etc. These commitments are not considered to be material in relation to the financial position of the Company.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     On November 1, 2002, the Company and certain of its affiliates entered into a one-year inter-affiliate credit facility (the "Facility"), under which the Company committed to make loans to AIG in amounts aggregating to not more than $100,000,000. The date of the original commitment was extended to October 30, 2004, on October 31, 2003. Effective October 29, 2004, the original commitment was amended to extend the commitment termination date to October 28, 2005. The commitment amount remains at not more than $100,000,000. Effective with the new amendment, the annual facility fees received by the Company have been reduced from 0.045% to 0.040% on its commitment. No loans were funded during 2004 or 2003.

     On July 11, 2001, the Missouri Department of Insurance approved the Company's guaranty of all the obligations and responsibilities of American General Assignment Corporation of New York ("ASGN-NY") which related to structured settlements and qualified assignments to which ASGN-NY is a party. Under the ASGN-NY contracts, third-party defendants transfer future payment obligations, along with a lump sum of money to ASGN-NY. ASGN-NY, a qualified assignee under this program, uses the lump sum of money to purchase, at fair market value, structured settlement annuities from VALIC to cover the obligations owed under the structured settlement contract. The Company guarantees all the obligations and responsibilities of ASGN-NY under these agreements.

     On July 11, 2001, the Missouri Department of Insurance approved the Company's guaranty of all the obligations and responsibilities of American General Annuity Service Corporation ("AGASC") which related to structured settlements and qualified assignments to which AGASC is a party. Under these agreements, third-party defendants transfer future payment obligations, along with a lump sum of money to AGASC. AGASC, a qualified assignee under this program, uses the lump sum of money to purchase, at fair market value, structured settlement annuities from AGL to cover the obligations owed under the structured settlement contract. The Company guarantees all the obligations and responsibilities of AGASC under these agreements.

     At December 31, 2004, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

13.  Subsequent Events

     The Company's ultimate parent, AIG, delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004, to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into nontraditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission, and from AIG's decision to review the accounting treatment of certain additional items. In connection with the review, AIG has decided to restate its financial statements for the years ended December 31, 2003, 2002, 2001 and 2000, the quarters ended March 31, June 30 and September 30, 2004 and 2003, and the quarter ended December 31, 2003. AIG's prior financial statements for those periods and its previously announced unaudited financial results for the year and quarter ended December 31, 2004, should therefore no longer be relied upon.

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to certain of the Company's ratings. Accordingly, management can give no assurance that any further changes in circumstances for AIG will not impact the Company. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

14.  Reconciliation to Statutory Annual Statement

     The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2004 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

     (in thousands of dollars)                                          2004
                                                                     ----------
     Balance sheet
     Assets as reported in the Company's Annual Statement            $9,991,073
     (Deduct) common stocks                                            (127,400)
                                                                     ----------
     Assets as reported in the accompanying statutory-basis
        balance sheet                                                $9,863,673
                                                                     ==========
     Capital and surplus as reported in Company's Annual Statement   $8,000,669
     (Deduct) unassigned funds (surplus)                               (127,400)
                                                                     ----------
     Total capital and surplus as reported in the accompanying
        statutory-basis balance sheet                                $7,873,269
                                                                     ==========

     The reconciling items presented above relate to a revision in the financial statements for USNY, a wholly owned subsidiary of the Company, based on events that occurred subsequent to the filing of USNY's annual statement, but before the issuance of USNY's audited statutory financial statements. Subsequent to the filing of the December 31, 2004, financial statements, USNY lost its motion to vacate an arbitration award related to a May 1, 1998, reinsurance treaty with Converium Insurance (North America) and has revised its estimate of the loss from this treaty by recording an additional charge net of applicable taxes. The Company has revised its valuation of investment in common stock and related unrealized gains and losses accordingly.

     American General Corporation has committed to make contributions to the capital of USNY sufficient to meet its obligations under the treaty. USNY received approval from the New York State Department of Insurance to record a further $130,000,000 capital contribution as of March 31, 2005. On May 11, 2005, USNY received this capital contribution from its parent.

15.  Related Party Guarantees

     AGC Life has entered into seven guarantees beginning August 10, 2005 and ending on or before December 31, 2005 (the "Guarantee Period"). The AGC Life guarantees cover certain insurance obligations under variable annuity and/or variable universal life products ("Policy" or "Policies") issued by AGC Life's wholly owned subsidiaries American General Life Insurance Company, The United States Life Insurance Company in the City of New York and The Variable Annuity Life

AGC Life Insurance Company
(An indirect wholly owned subsidiary of American International Group, Inc.) Notes to Statutory-Basis Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

     Insurance Company as well as its affiliates AIG Life Insurance Company, AIG SunAmerica Life Assurance Company, American International Life Assurance Company of New York and First SunAmerica Life Insurance Company. AGC Life's guarantees cover (i) obligations arising under any Policy sold during the Guarantee Period (regardless of when a purchase payment, premium or other payment pursuant to the policy is made) and (ii) obligations arising under Policies sold prior to the Guarantee Period to the extent a premium or other payment is paid during the Guarantee Period. The guarantees continue with respect to any covered obligation until the obligation is discharged in accordance with its terms notwithstanding the end of the Guarantee Period. The Insurance Department of the State of Missouri stated on September 9, 2005 that it had no intention of disapproving these guarantees.

     AGC Life will receive aggregate fees of $7,000 annually related to the guarantees. No liabilities have been established with respect to these guarantees as AGC Life believes the likelihood of a claim on any of the guarantees is remote.

AGC Life Insurance Company
Statutory-Basis Financial Statements with
Supplemental Schedules
December 31, 2003 and 2002

AGC Life Insurance Company
Index
December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Auditors.................................................1

Statutory-Basis Financial Statements

Balance Sheets.................................................................2

Statements of Income...........................................................3

Statements of Changes in Capital and Surplus...................................4

Statements of Cash Flows.......................................................5

Notes to Financial Statements...............................................6-26

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

                         Report of Independent Auditors

To the Board of Directors of
AGC Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of AGC Life Insurance Company as of December 31, 2003 and 2002, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements, using accounting practices prescribed or permitted by the Insurance Department of the State of Missouri, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America are material; they are described in Note 1.

In our opinion , because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in
Note 1.

PRICEWATERHOUSECOOPERS LLP

May 14, 2004

AGC Life Insurance Company
Statutory-Basis Balance Sheets
December 31, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars, except share data)                        2003               2002
                                                                -------------      ------------
Admitted Assets
Cash and invested assets
    Bonds                                                       $     351,244      $    349,800
    Preferred stocks of subsidiaries                                    8,500             8,500
    Common stocks of subsidiaries                                   8,116,546         6,107,686
    Mortgage loans                                                        250               493
    Contract loans                                                      1,341             1,325
    Short-term investments                                              7,591                11
    Cash and cash equivalents                                              41                 6
    Receivables for securities                                            133                 -
                                                                -------------      ------------
             Total cash and invested assets                         8,485,646         6,467,821

Reinsurance balances recoverable                                        7,247             8,191
Deferred and uncollected premiums                                      17,656            13,974
Accrued investment income                                               4,530             4,449
Receivable from parent, subsidiaries and affiliates                       276                 -
Net deferred tax asset                                                    987             4,752
                                                                -------------      ------------
             Total admitted assets                              $   8,516,342      $  6,499,187
                                                                =============      ============
Liabilities and Capital and Surplus
Liabilities
    Policy and contract liabilities
      Life and annuity reserves                                 $      72,842      $     73,958
      Accident and health reserves                                     21,355            23,525
      Liability for deposit-type contracts                              1,465             2,200
      Unpaid claims                                                     6,153             5,820
                                                                -------------      ------------
             Total policy and contract liabilities                    101,815           105,503

Reinsurance balances                                                   16,619            14,179
Deferred gain on subsidiaries intercompany
 reinsurance agreements                                               681,676                 -
Payable to parent, subsidiaries and affiliates                              2                82
Other liabilities                                                      43,975            46,420
Federal income taxes (including $37 and $10 on realized
 capital gains at December 31, 2003 and 2002, respectively)            45,063            46,469
Borrowings from affiliates                                            116,326           127,438
                                                                -------------      ------------
             Total liabilities                                      1,005,476           340,091
                                                                -------------      ------------
Capital and surplus
    Common stock, $100 par value; 250,000 authorized shares;
     141,041 shares issued and outstanding                             14,104            14,104
    Surplus notes                                                   2,533,206         2,533,206
    Paid-in surplus                                                 3,635,759         2,774,182
    Unassigned surplus                                              1,327,797           837,604
                                                                -------------      ------------
             Total capital and surplus                              7,510,866         6,159,096
                                                                -------------      ------------
             Total liabilities and capital and surplus          $   8,516,342      $  6,499,187
                                                                =============      ============

              The accompanying notes are an integral part of these
                         statutory financial statements.

AGC Life Insurance Company
Statutory-Basis Statements of Income
Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                            2003              2002
                                                                -------------      ------------
Premiums and other revenues
Life and annuity premiums                                       $       5,959      $      7,117
Accident and health premiums                                           33,851            27,982
Net investment income                                                 876,570           822,888
Amortization of the interest maintenance reserve                          (15)              (22)
Commissions and expense allowances on reinsurance ceded                 8,430            15,979
Miscellaneous income                                                      252                 -
                                                                -------------      ------------
             Total premiums and other revenues                        925,047           873,944
                                                                -------------      ------------
Benefits paid or provided
Death benefits                                                          1,196               596
Annuity benefits                                                        2,886             3,193
Accident and health benefits                                           21,452            19,819
Surrender benefits                                                        255               191
Decrease in life and annuity reserves                                  (1,851)          (18,685)
Decrease in accident and health reserves                               (2,171)           (1,051)
                                                                -------------      ------------
             Total benefits paid or provided                           21,767             4,063
                                                                -------------      ------------
Insurance expenses
Commissions and expense allowances on reinsurance assumed              18,049            24,738
General expenses                                                          601               596
Insurance taxes, licenses and fees                                         22                46
Increase in loading on deferred and uncollected premiums                    1                 -
                                                                -------------      ------------
             Total insurance expenses                                  18,673            25,380
                                                                -------------      ------------
Reserve adjustments, and asset transfers to reinsurers                  6,223             6,306
                                                                -------------      ------------
Gain from operations before dividends to policyholders,
 federal income taxes and net realized capital gains (losses)         878,384           838,195
Dividends to policyholders                                                  6                11
                                                                -------------      ------------
Gain from operations before federal income taxes and net
 realized capital gains (losses)                                      878,378           838,184
Federal income tax benefit                                             74,352            68,524
                                                                -------------      ------------
Gain from operations before net realized capital
 gains (losses)                                                       952,730           906,708
Net realized capital gains (losses), net of tax
 expense (2003 - $37; 2002 - $10)                                       1,813               (10)
                                                                -------------      ------------
Net income                                                      $     954,543      $    906,698
                                                                =============      ============

              The accompanying notes are an integral part of these
                         statutory financial statements.

AGC Life Insurance Company
Statutory-Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                                                           Total
                                             Common       Surplus         Paid-in       Unassigned      Capital and
(in thousands of dollars)                    Stock         Note           Surplus         Surplus         Surplus
                                           ----------  -------------   -------------   -------------   --------------
Balances at December 31, 2001              $  14,104   $   2,533,206   $   1,528,973   $     733,078   $    4,809,361

Net income                                         -               -               -         906,698          906,698
Change in net deferred income tax                  -               -               -          25,271           25,271
Net change in unrealized capital losses            -               -               -        (243,703)        (243,703)
Increase in nonadmitted assets                     -               -               -          (6,453)          (6,453)
Increase in asset valuation reserve                -               -               -          (9,350)          (9,350)
Paid-in surplus                                                            1,245,209               -        1,245,209
Dividends to parent                                -               -               -        (372,400)        (372,400)
Interest expense on surplus notes                  -               -               -        (195,537)        (195,537)
                                           ----------  -------------   -------------   -------------   --------------
Balances at December 31, 2002                 14,104       2,533,206       2,774,182         837,604        6,159,096

Net income                                         -               -               -         954,543          954,543
Change in net deferred income tax                  -               -               -          (1,660)          (1,660)
Net change in unrealized capital gains             -               -               -         464,089          464,089
Increase in nonadmitted assets                     -               -               -          (2,768)          (2,768)
Decrease in asset valuation reserve                -               -               -           1,764            1,764
Paid-in surplus                                    -               -         861,577               -          861,577
Dividends to parent                                -               -               -        (730,238)        (730,238)
Interest expense on surplus notes                  -               -               -        (195,537)        (195,537)
                                           ---------   -------------   -------------   -------------   --------------
Balances at December 31, 2003              $  14,104   $   2,533,206   $   3,635,759   $   1,327,797   $    7,510,866
                                           =========   =============   =============   =============   ==============

              The accompanying notes are an integral part of these
                         statutory financial statements.

AGC Life Insurance Company
Statutory-Basis Statements of Cash Flows
Years Ended December 31, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                           2003               2002
                                                                -------------      ------------
Operating activities
Premiums collected, net of reinsurance                          $      36,683      $     41,960
Net investment income received                                        194,262           755,832
Miscellaneous income                                                      252                 -
Commission and expense allowances receivedon reinsurance ceded          9,571            16,263
Benefits paid                                                         (25,488)          (24,828)
Insurance expenses paid                                               (23,722)          (36,585)
Dividends paid to policyholders                                            (7)              (15)
Federal income taxes recovered                                         72,909            85,173
                                                                -------------      ------------
             Net cash provided by operating activities                264,460           837,800
                                                                -------------      ------------
Investment activities
Proceeds from sales, maturities, or repayments of investments
    Bonds                                                              17,540           302,993
    Common stocks of subsidiaries                                       5,057                 -
    Mortgage loans                                                        243                46
                                                                -------------      ------------
             Total investment proceeds                                 22,840           303,039
                                                                -------------      ------------
Cost of investments acquired
Bonds                                                                 (18,484)         (300,000)
Common stocks of subsidiaries                                        (835,553)         (290,160)
                                                                -------------      ------------
             Total cost of investments acquired                      (854,037)         (590,160)
                                                                -------------      ------------
             Net increase in policy loans                                 (20)               (6)
                                                                -------------      ------------
Net cash used in investing activities                                (831,217)         (287,127)
                                                                -------------      ------------
Financing and miscellaneous activities
Other cash provided
    Paid-in surplus                                                   830,803            38,326
    Borrowed money received, net of repayments of $11,095
     and $70,564 in 2003 and 2002, respectively                       (11,095)          (21,135)
                                                                -------------      ------------
             Total other cash provided                                819,708            17,191
                                                                -------------      ------------
Other cash applied
Dividends paid to parent                                              (49,180)         (372,400)
Interest on indebtedness                                             (195,537)         (195,537)
Other applications, net                                                  (619)              (11)
                                                                -------------      ------------
             Total other cash applied                                (245,336)         (567,948)
                                                                -------------      ------------
             Net cash (used in) provided by financing and
              miscellaneous activities                                574,372          (550,757)
                                                                -------------      ------------
Net (decrease) increase in cash                                         7,615               (84)
Cash and short-term investments
Beginning of year                                                          17               101
                                                                -------------      ------------
End of year                                                     $       7,632      $         17
                                                                =============      ============

              The accompanying notes are an integral part of these
                         statutory financial statements.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

1.      Nature of Operations and Significant Accounting Policies

        AGC Life Insurance Company ("AGC Life" or "Company"), a Missouri domiciled life and health insurance company, is a wholly owned subsidiary of American General Corporation ("AGC"). AGC, the Company's intermediate parent, was acquired by American International Group, Inc. ("AIG") on August 29, 2001. AIG is the leading US based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States of America. AGC Life's primary business is the reinsurance of traditional and universal life, accident and health, and a smaller block of annuity policies from both affiliated and unaffiliated companies.

        AGC Life is the parent company for most of AIG/American General's life insurance subsidiaries. The Company owns 100% of the common stock of the following life insurance companies: American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company ("AGL"), AIG Annuity Insurance Company ("AIGAIC"), The United States Life Insurance Company in the City of New York ("USNY"), and AIG Life of Bermuda, Ltd. ("AIGB").

        On March 31, 2003, The Old Line Life Insurance Company of America, a direct life insurance subsidiary of the Company, was merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. No goodwill was recorded as part of the transaction.

        On December 31, 2003, North Central Life Insurance Company, ("NCL"), a direct life insurance subsidiary of the Company, merged with USNY, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to USNY. No goodwill was recorded as part of the transaction.

        On December 31, 2003, a 100% ownership interest in AIG Life Holding (Canada) ULC, ("AIGLHC"), was contributed from the Company's ultimate parent, AIG, to the Company's immediate parent, AGC, and ultimately to the Company. AIGLHC is an intermediate holding company whose primary subsidiary is a Canadian-domiciled life insurer, AIG Assurance of Canada. No goodwill was recorded as part of the transaction.

        One of the Company's subsidiaries, AGL, owns another life insurance company, The Variable Annuity Life Insurance Company ("VALIC"). In addition, the Company owns either directly or indirectly two property and casualty insurance companies, American General Property Insurance Company ("AGPIC") and American General Property Insurance Company of Florida ("AGPIC of FL"); however, the operations of these companies are insignificant in comparison to the life insurance operations.

        The Company also owns one noninsurance company. On September 26, 2002, the Company acquired a 60% interest in AIG Business Processing Services, Inc., ("AIGBPS"). AIGBPS is a Philippines-domiciled entity that primarily provides customer service and other support functions to certain life insurance companies of AIG/American General. The Company received a partial return of capital in 2003, but still maintained a 60% ownership interest.

        The employees of AGLC, LLC provide all administrative services to the Company.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Basis of Presentation
        The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Department of Insurance which vary from generally accepted accounting principles in the United States of America ("GAAP").

        The Missouri Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Missouri for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Missouri Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective March 2003, ("NAIC SAP") has been adopted as a component of prescribed practices by the state of Missouri. The Missouri Department of Insurance has adopted certain prescribed accounting principles that differ from those found in NAIC SAP. The Commissioner of Insurance has the right to permit other specific practices that may deviate from prescribed practices. See Note 2 for a description of differences between accounting practices prescribed or permitted by the Missouri Department of Insurance and NAIC SAP.

        The following table presents the Company's stockholder's equity and net income as determined in accordance with GAAP as compared to the Company's capital and surplus and net income as determined in accordance with NAIC SAP as of and for the periods ended December 31 (in thousands of dollars):

                                                    2003              2002
                                              --------------    --------------
              GAAP
                   Stockholder's equity       $   16,450,803    $   13,142,705
                   Net income                      1,637,447         1,235,559

              NAIC SAP
                   Capital and surplus        $    7,510,866    $    6,159,096
                   Net income                        954,543           906,698

        The more significant NAIC SAP accounting practices used as a basis to prepare the accompanying financial statements of the Company which differ from GAAP are as follows:

        Investments
        Investments in bonds are reported at amortized cost or the lower of amortized cost or market value based on their National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments would be reported at amortized cost, and the remaining fixed-maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

        All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value.

        Fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated market values.

        Valuation Reserves
        Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

        The "asset valuation reserve" ("AVR") provides a valuation allowance for invested assets. The AVR, classified in other liabilities in the accompanying balance sheets, is determined by an NAIC prescribed formula and is reported as a liability with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP. Under GAAP, valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

        Subsidiaries
        Capital stock of the Company's subsidiaries is valued at the capital and surplus of the subsidiaries. The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

        Policy Acquisition Costs
        The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

        Nonadmitted Assets
        Certain assets designated as "nonadmitted," principally IMR and deferred tax assets, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Universal Life and Annuity Policies
        Revenues for universal life and annuity policies with mortality or morbidity risk, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

        Benefit Reserves
        Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

        Reinsurance
        Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

        Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

        Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

        Deferred Income Taxes
        Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

        Goodwill
        Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed financial statement excluding EDP equipment, operating system software, net deferred tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

        Policyholder Dividends
        Policyholder dividends are recognized when declared rather than over the term of the related policies.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Surplus Notes
        Surplus notes are reported as surplus rather than as liabilities.

        Statements of Cash Flows
        The accompanying statutory statements of cash flow have been prepared in conformity with the NAIC Annual Statement Instructions. For GAAP purposes the statements of cash flows are prepared in accordance with Statement of Financial Accounting Standards ("SFAS") No. 95 Statement of Cash Flows.

        Other significant accounting practices are as follows:

        Investments
        Bonds, preferred stocks, common stocks, short-term investments, cash equivalents, mortgage loans and contract loans are stated at values prescribed by the NAIC, as follows:

        Bonds not backed by other loans are reported at amortized cost using the interest method except for those bonds with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

        Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer survey values or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all securities. The Company has elected to use the book value as of January 1, 1994, as the cost for applying the retrospective adjustment method to loan-backed securities purchased prior to that date.

        The investment in the preferred stock of an insurance subsidiary is reported at cost.

        The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill. The Company's noninsurance subsidiary, which has no significant ongoing operations other than for the Company and its affiliates, is reported based on the underlying equity adjusted to a statutory basis. Goodwill, which represents the difference between the cost of acquiring the entity and the Company's share of the book value of the entity, is amortized on a straight-line basis over ten years.

        The net change in the carrying value of common stock of subsidiaries is credited or charged directly to unassigned surplus and is included in the net gain or loss from the change in difference between cost and admitted asset investment amounts. Dividends from all subsidiaries are included in investment income, to the extent that such distributions do not exceed the undistributed accumulated earnings of the subsidiary.

        There are no restrictions on common or preferred stock.

        Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

        Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Mortgage loans are reported at unpaid principal balances, less allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

        Contract loans are reported at unpaid principal balances, which include unpaid principal plus accrued interest 90 days or more past due. All loan amounts in excess of the policy cash surrender value are considered nonadmitted assets.

        Realized capital gains and losses are determined using the specific identification basis and are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

        Due and accrued income is excluded from investment income when certain criteria are met. For bonds, due and accrued income is excluded when the collection of interest is more than 90 days overdue or where collection is uncertain. For mortgage loans, due and accrued income is excluded when the loan is in process of foreclosure, is delinquent more than 60 days, or where collection is uncertain. For real estate, due and accrued income is excluded when rent payments are in arrears for more than three months. There was not any due and accrued income excluded from net investment income for 2003 and 2002.

        Provisions made for impairment, as required by the SVO of the NAIC or at the Company's discretion, are recorded as realized investment losses when declines in net realizable value are determined to be other than temporary, and as unrealized losses when declines are temporary.

        Premiums
        The Company is not currently issuing any new policies. However, it is actively engaged in assuming reinsurance risks. Substantially, all of the assumed business is long duration in nature. Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are reflected as premium revenue when written and are earned pro rata over the terms of the policies. The unearned portion of accident and health premiums is reflected as a liability, the change in which is included with benefits paid or provided.

        Policy and Contract Liabilities
        Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or amounts required by the Missouri Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in-force.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Reserves for policies issued with a percent of mortality extra premium are based on standard mortality rates with appropriate mortality percentage extras. Reserves for policies issued with a flat extra premium are based on 1/2 of the gross flat extra premium.

        As of December 31, 2003, the Company had $72,283,000 or 42% of insurance in-force for which gross premiums are less than the net valuation premiums according to the standard of valuation set by the state of Missouri. Reserves provided for gross premium deficiencies are $24,516,000.

        The tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula prescribed by the state of Missouri for all business.

        Claims and Claim Adjustment Expenses
        Unpaid claims and claim adjustment expenses on life and accident and health policies represents management's best estimate of the ultimate net cost of all reported and unreported claims incurred through December
        31. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

        Reinsurance
        Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

        Fair Values of Financial Instruments
        The fair values for fixed maturity securities are included in Note 3. The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts. The carrying values of other financial instruments approximate their fair value.

        Reclassifications
        Certain 2002 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2003 financial statement presentation.

2. Differences From NAIC SAP Prescribed or Permitted by the Missouri Department of Insurance

        The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Missouri.

        The Missouri Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Missouri for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Missouri Insurance Law. The National Association of Insurance Commissioners ("NAIC") Accounting Practices and

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Procedures manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Missouri.

        With respect to surplus notes, Missouri regulation 20 CSR 2001.070 differs from NAIC statutory accounting practices and procedures. The regulation requires interest expense on surplus notes to be reflected as a reduction to unassigned surplus, not as a reduction to investment income. Additionally, interest expense must be accrued as a reduction to unassigned surplus and recorded as an addition to the balance of the surplus note until paid. When paid, the accrued interest should be deducted from the surplus note balance. NAIC statutory accounting practices and procedures require interest expense to be accrued when the interest payment has been approved by the Missouri Insurance Department. As the Missouri Insurance Department had not approved the payment of accrued interest as of December 31, 2003 and 2002, no interest should have been accrued under NAIC statutory accounting practices and procedures and, therefore, there is no difference in total capital and surplus at December 31, 2003 and 2002. The monetary effect of this difference in accounting policy for 2003 and 2002 was an increase in net income of $195,537,000.

        A reconciliation of the Company's net income between NAIC SAP and prescribed and permitted practices by the state of Missouri is shown below:

(in thousands of dollars)                        2003               2002
                                             -------------      ------------
Net income                                   $     954,543      $    906,698
State prescribed practices
    Interest expense on surplus notes             (195,537)         (195,537)
                                             -------------      ------------
             Net income, NAIC SAP            $     759,006      $    711,161
                                             -------------      ------------

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

3.      Investments

        Bonds
        The book/adjusted carrying value and fair value of investments in bonds are summarized as:

                                          Book/Adjusted     Gross        Gross
                                            Carrying      Unrealized   Unrealized      Fair
(in thousands of dollars)                    Value          Gains        Losses        Value
                                          -------------   ----------   ----------   -----------
At December 31, 2003
U.S. governmental bonds                   $       2,231   $      162   $        -   $     2,393
State and political subdivisions                 13,761          966          107        14,620
Corporate bonds                                  35,252        1,280           95        36,437
Parent                                          300,000            -            -       300,000
                                          -------------   ----------   ----------   -----------
             Total bonds                  $     351,244   $    2,408   $      202   $   353,450
                                          =============   ==========   ==========   ===========
At December 31, 2002
U.S. governmental bonds                   $       2,290   $      207   $        -   $     2,497
State and political subdivisions                 13,828        1,282            -        15,110
Corporate bonds                                  33,682        1,979        2,094        33,567
Parent                                          300,000            -            -       300,000
                                          -------------   ----------   ----------   -----------
             Total bonds                  $     349,800   $    3,468   $    2,094   $   351,174
                                          =============   ==========   ==========   ===========

        Fair values generally represent unit prices published by the NAIC Securities Valuation Office ("SVO"), if available. In the absence of SVO published unit prices, or when amortized cost is used by the SVO as unit price, quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace are used.

        A summary of the book/adjusted carrying value and fair value of the Company investments in bonds at December 31, 2003, by contractual maturity, is as follows:

                                          Book/Adjusted
                                             Carrying           Fair
(in thousands of dollars)                     Value             Value
                                          -------------      ------------
Years to maturity
One or less                               $      11,690      $     11,763
After one through five                          315,861           317,845
After five through ten                           18,388            18,503
After ten                                         5,306             5,339
                                          -------------      ------------
                                          $     351,245      $    353,450
                                          =============      ============

        The actual maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Proceeds from the sales of investments in bonds during 2003 and 2002 were $7,301,000 and $0; gross gains of $304,000 and $0, were realized on those sales, respectively.

        At December 31, 2003, bonds with an admitted asset value of $2,231,000 were on deposit with state insurance departments to satisfy regulatory requirements.

        Mortgage Loans
        The Company did not issue any new mortgage loans for the years ending December 31, 2003 and 2002. At the issuance of a loan, the percentage of any one loan to value of security did not exceed 75%.

        The Company's investments in mortgage loans principally involve residential real estate.

        Other Investment Information
        Net investment income, consisting primarily of dividends from common stocks of subsidiaries, is net of investment expense, primarily interest on borrowings (excluding surplus notes), of $7,880,000 in 2003 and $8,165,000 in 2002.

        The following table summarizes the Company's gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2003:

                             Less than 12 months     12 Months or More               Total
                             -------------------   -----------------------   ----------------------
                              Fair    Unrealized     Fair       Unrealized     Fair      Unrealized
                              Value     Losses       Value        Losses       Value       Losses
                             ------   ----------   ----------   ----------   ---------   ----------
State and Political
 Subdivisions                $    -   $        -   $    3,901   $     (107)  $   3,901   $     (107)
Corporate bonds                   -            -        1,905          (95)      1,905          (95)
                             ------   ----------   ----------   ----------   ---------   ----------
     Total temporarily
      impaired securities    $    -   $        -   $    5,806   $     (202)  $   5,806   $     (202)
                             ======   ==========   ==========   ==========   =========   ==========

4.      Business Combinations

        On December 31, 2003, the Company acquired 100% interest in AIG Life Holdings (Canada) ULC through a capital contribution in the amount of $32,632,000 from the Company's ultimate parent, American International Group, Inc., through the Company's immediate parent, American General Corporation. AIG Life Holdings (Canada) ULC is a holding company whose primary holding is a Canadian-domiciled life insurer, AIG Assurance of Canada. No goodwill was recorded as part of the transaction.

        On December 31, 2003, North Central Life Insurance Company, a direct subsidiary of the Company with a cost of $23,554,000, was merged with USNY, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to USNY. No goodwill was recorded as part of the transaction.

        On March 31, 2003, The Old Line Life Insurance Company of America, a direct subsidiary of the Company with a cost of $181,743,000, was merged with AGL, also a direct subsidiary of the

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        Company. The transaction was recorded as a capital contribution from the Company to AGL. No goodwill was recorded as part of the transaction.

        On December 31, 2002, The Franklin Life Insurance Company ("FL") and All American Insurance Company ("AAL"), direct subsidiaries of the Company, merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. Unamortized goodwill relating to FL totaling $12,598,000 and $24,227,000 was included in the Company's investment in AGL as of December 31, 2003 and 2002, respectively. Goodwill amortization was $11,629,000 for each of the years ending December 31, 2003 and 2002.

        On September 30, 2002, Franklin Financial Services corporation, a noninsurance subsidiary of FL, a direct subsidiary of the Company, was merged with AGL, also a direct subsidiary of the Company. The transaction was recorded as a capital contribution from the Company to AGL. No goodwill was recorded as part of the transaction.

        On September 26, 2002, the Company acquired 60% interest in AIG Business Processing Services, Inc., a Philippines-domiciled noninsurance entity, for $2,160,000. No goodwill was recorded as part of the acquisition. In 2003, the Company received a payment of $482,000, representing a return of capital ($535,000), net of a foreign exchange currency loss ($53,000).

        On June 6, 2001, the Company acquired the remaining 50% interest in Templeton American General Life of Bermuda, Ltd. for $1,650,000, resulting in goodwill in the amount of $1,125,000. Unamortized goodwill relating to Templeton American General Life of Bermuda, Ltd., which is now known by the name AIG Life of Bermuda, Ltd., totaled $834,000 and $947,000 at December 31, 2003 and 2002, respectively. Goodwill amortization was $113,000 for each of the years ending December 31, 2003 and 2002.

        On February 28, 1998, AGC acquired the remaining 54% interest in Western National Corporation ("WNC") for approximately $1,200,000,000 plus assumption of related debt. On the same day, the Company issued a 7.5% surplus debenture in the amount of $875,000,000 due February 28, 2028, to AGC and AGC contributed the 54% interest in WNC to AGC Life, so that AGC Life owned 100% of WNC, resulting in goodwill in the amount of $125,000,000. On December 31, 2001, WNC and WNL Holding Corporation, an intermediate holding company, were dissolved and American General Annuity Life Insurance Company, which is now known by the name AIG Annuity Insurance Company ("AIGAIC"), previously held by WNL Holding Corporation, became a direct subsidiary of the Company. Unamortized goodwill relating to AIGAIC totaled $52,304,000 and $64,857,000 at December 31, 2003 and 2002, respectively. Goodwill amortization was $112,553 for the years ending December 31, 2003 and 2002.

        On April 16, 1997, AGC acquired Home Beneficial Corporation ("HBC"), the holding company of Home Beneficial Life Insurance Company ("HBL) for approximately $668,000,000. Approval was obtained from the Missouri Department to account for this transaction using the net contribution method, resulting in goodwill in the amount of $190,000,000. HBC was liquidated and its assets, including HBL, were contributed to the Company by AGC. Subsequently, on December 31, 1997, HBL was merged into American General Life and Accident Company ("AGLA"). Unamortized goodwill relating to AGLA totaled $62,474,000 and $81,453,000 at December 31, 2003 and 2002, respectively. Goodwill amortization was $18,979,000 for each of the years ending December 31, 2003 and 2002.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

5.      Subsidiaries and Affiliates

        Carrying values of the Company's preferred stocks of subsidiaries are as follows at December 31:

                                   Ownership
(in thousands of dollars)          Percentage       2003              2002
                                   ----------   --------------   --------------
AGL                                      100%   $        8,500   $        8,500

        Carrying values of the Company's common stocks of subsidiaries as of December 31 are as follows:

                                   Ownership
(in thousands of dollars)          Percentage        2003             2002
                                   ----------   --------------   --------------
AGL                                      100%   $    4,069,210   $    2,871,555
AIGAIC                                   100         3,007,236        2,173,883
AGLA                                     100           560,707          524,919
USNY                                     100           364,656          297,078
AIGB                                     100            60,900           43,662
AIGLHC                                   100            32,632                -
AGPIC                                   51.8            20,419           36,996
AIGBPS                                  60.0               786            2,160
OLL                                      100                 -          144,294
NCL                                      100                 -           13,139
                                                --------------   --------------
                                                $    8,116,546   $    6,107,686
                                                ==============   ==============

        The following table provides financial information for these subsidiaries as of December 31 and for the years then ended. This information is on a statutory basis for all subsidiaries:

                                                                  Year Ended
                                       December 31, 2003       December 31, 2003
                              -------------------------------     Net Income
(in thousands of dollars)         Assets        Liabilities         (Loss)
                              --------------   --------------  -----------------
AGL                           $   25,511,318   $   21,444,005      $    115,032
AIGAIC                            43,241,254       40,286,322           378,869
AGLA                               8,640,890        8,140,785           289,057
USNY                               3,377,222        3,012,566            47,604
AIGBPS                                 3,369              486             2,883
AGPIC                                 62,254           17,513            14,748
AIGB                               6,110,430        3,329,751            37,464
AIGLHC                               449,562          393,870             9,697

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

                                                                  Year Ended
                                       December 31, 2002       December 31, 2002
                              -------------------------------     Net Income
(in thousands of dollars)          Assets       Liabilities         (Loss)
                              --------------   --------------  -----------------
AGL                           $   20,832,014   $   17,968,792      $    538,265
AIGAIC                            33,831,368       31,722,343          (262,161)
AGLA                               8,439,897        7,996,431           376,830
USNY                               3,250,131        2,953,035            57,897
AIGBPS                                 3,600                -                 -
OLL                                1,843,694        1,699,400            (8,051)
AGPIC                                 90,518           19,167             5,054
NCL                                  130,221          117,082             8,567
AIGB                               3,317,998          554,669            42,830

        The admitted value of the Company's investments in subsidiaries includes goodwill of $128,210,000 and $171,484,000 at December 31, 2003 and 2002,
        respectively, which the Company is amortizing over a period of ten years. Included in the change in net unrealized gains (losses) for the years ended December 31, 2003 and 2002, were $1,145,765,000 and $(243,703,000), respectively, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates. The unrealized gain in 2003 was reduced by an unrealized loss of $681,676,000 associated with a liability that was established to defer gains recognized by subsidiaries on intercompany reinsurance agreements.

        The deferred gain on subsidiaries' intercompany reinsurance agreements reflected in the financial statements, pertains to business ceded by three of the Company's subsidiaries to an affiliate. American General Life Insurance Company, AIG Annuity Insurance Company and The United States Life Insurance Company in the City of New York, cede business to another Company subsidiary, AIG Life of Bermuda, Ltd. These subsidiary reinsurance agreements involve valid transfers of risk under NAIC SAP and constitute economic transactions for the relevant subsidiaries. The reinsurance agreements, supported by letters of credit for the benefit of American General Life, AIG Annuity, and The United States Life Insurance Company, have been filed and approved by the subsidiaries state insurance departments of domicile. Bermuda accounting principles permit AIG Bermuda to recognize an intangible reinsurance receivable from the ceding companies that essentially offsets the value of the reserves assumed from its affiliates. Accordingly, these inter-company reinsurance transactions result in an increase in the net income of AIG Bermuda and a corresponding increase in surplus at the parent company (AGC Life) reporting level that must be eliminated. Consequently, this increase in surplus has been eliminated at the AGC Life parent company level through the recognition of an unrealized loss and a corresponding deferred gain in accordance with Statement of Statutory Accounting Principle (SSAP) No. 25, "Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties".

        AGL and USNY own 810,153 and 192 shares, respectively, of AIG common stock, their ultimate parent. The Company reduced the carrying value of these two subsidiaries by $2,202,000 to eliminate their reciprocal ownership interest in AIG, in accordance with NAIC Securities Valuation Office guidelines.

        The Company contributed $500,637,000 to AIGAIC and $333,140,000 to AGL during 2003.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        During 2003 and 2002, the Company's insurance subsidiaries paid dividends to the Company as follows:

                                               2003              2002
                                          -------------      ------------
AGL (including preferred)                 $         680      $    512,633
AGLA                                            847,910           202,000
AGPIC                                            15,369                 -
AIGLHC                                              362                 -
USNY                                                  -            75,000
NCL                                                   -            19,000
HBC Development Corporation                         875               295
                                          -------------      ------------
                                          $     865,196      $    808,928
                                          =============      ============

        In the fourth quarter of 2003 the transfer of net pension assets and other employee benefit liabilities from AGLA, a direct subsidiary of the Company, to AIG, the Company's ultimate parent was recorded with an effective date of January 1, 2003. The accounting for this transfer reflects the merger of former American General employee benefit plans into surviving AIG benefit plans. The net transfer was recorded as a dividend in the amount of approximately $681,057,000 from AGLA to the Company, which was immediately passed through to its intermediate parent, American General Corporation ("AGC"), and ultimately to AIG. This dividend resulted in a $681,057,000 increase in the Company's net investment income offset by a corresponding increase in the Company's dividends paid, resulting in no net change to surplus.

        Cash dividends from AGPIC in the amount of $18,148,000 were reduced by $2,779,000 in accordance with SSAP No. 46, that states that the portion of a cash dividend that exceeds unassigned surplus, is to be excluded from dividend income and recorded instead as return of capital.

        The maximum dividends that AGC Life may receive from its subsidiaries in 2004 without prior approval of the insurance departments of the respective states of domicile are as:

                                                               Maximum
(in thousands of dollars)                                      Dividend
                                                             ------------
AGL                                                          $    406,731
AIGAIC                                                            487,209
USNY                                                               36,070
AGPIC                                                              13,456
AGLA                                                              335,362
AIGLHC                                                              9,334

        The Company did not recognize any impairment write down for its investments in subsidiaries, controlled or affiliated companies during the years ending December 31, 2003 and 2002.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

6.      Reinsurance

        Certain premiums and benefits are assumed from and ceded to other affiliated and nonaffiliated insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

        AGC Life assumes life, annuity and group annuity policies from AGLA through two agreements. AGC Life also assumes universal life insurance business under reinsurance agreements with affiliates Old Line Life Insurance Company ("OLL") and All American Life Insurance Company ("AAL"), which were merged into AGL on March 31, 2003, and December 31, 2002, respectively. In addition, the Company assumes group, group credit accident and health policies and life policies under reinsurance agreements with RGA Reinsurance Company. In 2001, AGC Life retroceded to AGLA, on an earned basis, the group credit accident and health business assumed from RGA. Effective January 1, 2002, the retrocession to AGLA was terminated through a novation and this business was retroceded to RGA. In addition, effective July 1, 2001, AGC Life entered into a reinsurance agreement with AGLA, whereby AGC Life retrocedes, on a coinsurance basis, 48% of the group accident and health business assumed from RGA. At January 1, 2002, RGA Reinsurance Company recaptured the ordinary life business that had been ceded to AGC Life.

        Following is a summary of the effects of assumed reinsurance activity on certain items in the accompanying financial statements for the years ended December 31:

(in thousands of dollars)                     2003               2002
                                          -------------      ------------
Premiums
AGLA                                      $         415      $        251
RGA                                              65,772            63,844
AGL                                               5,538             6,797
Benefits paid or provided
AGLA                                              3,367             2,015
RGA                                              37,921            35,970
AGL                                                (881)          (13,588)
Policy and contract liabilities
AGLA                                             31,609            31,426
RGA                                              36,745            40,625
AGL                                              42,685            44,718

        * At year end

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The ceded reinsurance activity for the group credit accident and health agreements with RGA for 2003 and 2002 and the group accident and health agreements with AGLA for 2003 and 2002 is summarized below:

(in thousands of dollars)                     2003               2002
                                          -------------      ------------
Premiums
Group Credit Accident and Health          $       1,406      $      6,247
Group Accident and Health                        30,515            29,548
Benefits paid or provided
Group Credit Accident and Health                    548             1,164
Group Accident and Health                        18,092            19,171
Policy and contract liabilities*
Group Accident and Health                        15,390            17,100

        * At year end

        The Company remains obligated for amounts ceded in the event that AGLA does not meet its obligations.

        AGC Life placed assets with a fair value of $37,500,000 in a reinsurance trust to collateralize balances assumed from AGLA and also provided a letter of credit in the amount of $37,000,000 to RGA related to these agreements.

7.      Federal Income Taxes

        For the tax years ending December 31, 2003 and 2002, the Company joined in the filing of a consolidated federal income tax return with its life insurance company subsidiaries.

        The Company has a written agreement with the subsidiary companies setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the subsidiary companies a greater portion of the consolidated tax liability than would have been paid by each subsidiary had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the subsidiaries for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses were used.

        Income before federal income taxes differs from taxable income principally due to dividends-received tax deductions and surplus note interest tax deductions.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The components of the net deferred tax asset at December 31, 2003 and 2002, are as follows:

(in thousands of dollars)                           2003               2002
                                                -------------      ------------
Gross deferred tax assets                       $      16,698      $     17,168
Gross deferred tax liabilities                          6,255             5,940
                                                -------------      ------------
Net deferred tax asset                                 10,443            11,228
Deferred tax assets nonadmitted                         9,456             6,476
                                                -------------      ------------
Net admitted deferred tax asset                           987             4,752
                                                -------------      ------------
Increase in deferred tax assets nonadmitted     $       2,980      $      6,476
                                                =============      ============

        The components of incurred income tax benefit and the change in deferred tax assets and deferred tax liabilities for the years ended December 31, 2003 and 2002, are as follows:

(in thousands of dollars)                            2003               2002
                                                -------------      ------------
Current income tax benefit on operations        $     (74,352)     $    (68,524)
Current income tax expense on net capital gains            37                10
                                                -------------      ------------
Current income tax benefit                      $     (74,315)     $    (68,514)
                                                =============      ============
Change in deferred tax assets                   $        (470)     $    (15,680)
Change in deferred tax liabilities                        315           (40,845)
Change in deferred tax assets assumed from
 subsidiaries                                             875              (106)
                                                -------------      ------------
             Net change in deferred taxes       $      (1,660)     $     25,271
                                                =============      ============

        The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows for the years ended December 31:

(in thousands of dollars)                            2003              2002
                                                -------------      ------------
Deferred tax assets
Policy reserves                                 $      15,761      $     15,928
Other                                                     937             1,240
                                                -------------      ------------
             Total deferred tax assets                 16,698            17,168
Nonadmitted deferred tax assets                         9,456             6,476
                                                -------------      ------------
             Admitted deferred tax assets               7,242            10,692
                                                -------------      ------------
Deferred tax liabilities
Basis differential of investments                          75               550
Other                                                   6,180             5,390
                                                -------------      ------------
             Total deferred tax liabilities             6,255             5,940
                                                -------------      ------------
             Net admitted tax asset             $         987      $      4,752
                                                =============      ============

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reason for the years ended December 31:

(in thousands of dollars)                            2003              2002
                                                -------------      ------------
Income tax expense at applicable rate           $     308,149      $    293,364
Dividends received deduction                         (302,691)         (283,363)
Surplus note interest                                 (68,438)          (68,438)
Foreign tax credit                                    (15,000)                -
Other Stat permanent differences                        5,255                 8
Adjustment for IRS examinations                             -           (35,145)
Other                                                      70              (211)
                                                -------------      ------------
                                                $     (72,655)     $    (93,785)
                                                =============      ============
Federal income tax benefits                     $     (74,315)     $    (68,514)
Change in net deferred income taxes                     1,660           (25,271)
                                                -------------      ------------
          Total statutory income tax benefits   $     (72,655)     $    (93,785)
                                                =============      ============

        The Company did not have any deferred income tax liabilities that were not recognized for amounts described in SSAP 10.

        The Company does not have any operating loss or tax credit carryforwards available at December 31, 2003.

8.      Litigation

        The Company has no known pending litigation that would have a material impact on the Company's financial condition or business operations.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

9.      Unpaid Claims

        The following table provides a reconciliation of the beginning and ending balances of unpaid A&H claim liabilities, net of reinsurance recoverables for the years ended December 31:

(in thousands of dollars)                           2003               2002
                                                -------------      ------------
Unpaid claim liabilities, at beginning of year  $      23,309      $     22,057
                                                -------------      ------------
Add provisions for claims, net of insurance,
 occuring in
The current year                                       23,151            20,768
Prior years                                            (3,552)                -
                                                -------------      ------------
Net incurred losses during the current year            19,599            20,768
                                                -------------      ------------
Deduct payments for claims, net of
 reinsurance, occuring in
The current year                                       12,432             9,758
Prior years                                             8,782             9,758
                                                -------------      ------------
Net claim payments during the current year             21,214            19,516
                                                -------------      ------------
Unpaid claim liabilities, at end of year        $      21,694      $     23,309
                                                =============      ============

        The foregoing reconciliation reflects that redundancies in the December 31, 2003 and 2002, net reserves were $3,552,000 and $0 in 2003 and 2002, respectively. The favorable redundancy that developed on the Group A&H business in 2003 was offset by a corresponding reduction in the experience rating refund on this assumed business.

10.     Capital and Surplus

        The Company has three outstanding surplus notes issued to AGC at December 31, 2003 and 2002, which are summarized in the table below:

(in thousands of dollars)                                 Interest
                                                            Paid          Total
   Date       Interest     Amounts         Carrying        Current       Interest     Accrued       Date of
  Issued        Rate       of Notes          Value           Year          Paid       Interest      Maturity
----------    --------   ------------    ------------    ----------    ------------   ---------    ----------
12/30/1996        8.0%   $  1,450,000    $  1,450,322    $  116,000    $    812,000   $     322    12/30/2026
02/25/1998        7.5         875,000         891,406        65,625         367,318      16,406    02/25/2028
06/30/1998        7.4         188,000         191,478        13,912          73,038       3,478    06/30/2028
                         ------------    ------------    ----------    ------------   ---------
                         $  2,513,000    $  2,533,206    $  195,537    $  1,252,356   $  20,206
                         ============    ============    ==========    ============   =========

        Any payment of interest or repayment of principal may be made only with the prior approval of the Missouri Insurance Department and only to the extent that the Company has sufficient surplus to make such payment. The Company paid interest of $195,537,000 in 2003 and 2002. Accrued interest payable was $20,206,000 at December 31, 2003 and 2002.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The Company is subject to certain Risk-Based Capital ("RBC") requirements for life and health insurance companies, as specified by the NAIC, under which the minimum amount of capital and surplus maintained by an insurance company is to be determined based on the various risk factors related to it. At December 31, 2003 and 2002, the Company exceeds the RBC requirements.

        The payment of dividends by the Company to AGC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without the prior approval of the Missouri Insurance Department. The maximum dividend payout allowed for any 12 consecutive month period ending in 2004 without prior approval of the Missouri Insurance Department is $952,730,000. Dividends are noncumulative.

        The Company has no preferred stock outstanding.

        The portion of unassigned surplus represented or reduced by each item below is as follows:

(in thousands of dollars)                           2003               2002
                                                -------------      -----------
Unrealized gains and losses                     $     (95,881)     $  (559,970)
Nonadmitted asset values                               (9,526)          (6,759)
Asset valuation reserves                              (16,278)         (18,042)

11.     Related Party Transactions

        The Company has outstanding affiliated notes payable of $116,000,000 and $127,095,000 and interest payable on the notes payable of $326,000 and $343,000 as of December 31, 2003 and 2002, respectively, classified as borrowings from affiliates. At December 31, 2003, the note payable is as follows:

(in thousands of dollars)                                            Maturity
Payee                                              Amount              Date
-----                                           -------------      -----------
AGL                                             $     116,000       12/15/2005

        An AGC note in the amount of $11,095,000 was repaid in May of 2003 and there have not been any additional borrowings made since that date.

        The AGL note is unsecured and bears interest at a rate of 6.75%. Interest expense was $7,858,000 and $8,139,000 in 2003 and 2002, respectively, which was classified in the accompanying statements of income as a reduction to gross investment income.

        The Company has an investment in a senior promissory note issued by the Company's immediate parent, AGC, in the amount of $300,000,000 at December 31, 2003 and 2002, which is included in the balance of bonds in the accompanying balance sheets. The promissory note accrues interest at a rate of 5.18% and matures on March 30, 2007.

AGC Life Insurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2003 and 2002
--------------------------------------------------------------------------------

        The Company has amounts receivable from various affiliated companies of $276,000 and $0 at December 31, 2003 and 2002, respectively, classified as Receivable from parent, subsidiaries and affiliates. Additionally, the Company has amounts payable to parent, subsidiaries and affiliates of $3,000 and $82,000 at December 31, 2003 and 2002, respectively, which are reported in other liabilities.

        The Company has an agreement with affiliates whereby the affiliates provide certain administrative services to the Company. Expenses incurred relating to this agreement amounted to $447,000 and $449,000 at December 31, 2003 and 2002, respectively.

12.     Commitments and Contingencies

        Periodically, in the normal course of business, the Company issues commitments to purchase various investments such as securities, mortgage loans, etc. These commitments are not considered to be material in relation to the financial position of the Company.

        On November 1, 2002, the Company and certain of its affiliates entered into a one-year inter-affiliate credit facility (the "Facility"), under which the Company committed to make loans to AIG in amounts aggregating to not more than $100,000,000. Effective October 31, 2003, the original commitment was amended to extend the commitment termination date to October 30, 2004. The commitment amount remains at not more than $100,000,000. The Company received annual facility fees of .045% on its commitment. No loans were funded during 2003 or 2002.

        On July 11, 2001, the Missouri Department of Insurance approved the Company's guaranty of all the obligations and responsibilities of American General Assignment Corporation of New York ("ASGN-NY") which related to structured settlements and qualified assignments to which ASGN-NY is a party. Under the ASGN-NY contracts, third-party defendants transfer future payment obligations, along with a lump sum of money to ASGN-NY. ASGN-NY, a qualified assignee under this program, uses the lump sum of money to purchase, at fair market value, structured settlement annuities from VALIC to cover the obligations owed under the structured settlement contract. The Company guarantees all the obligations and responsibilities of ASGN-NY under these agreements.

        On July 11, 2001, the Missouri Department of Insurance approved the Company's guaranty of all the obligations and responsibilities of American General Annuity Service Corporation ("AGASC") which related to structured settlements and qualified assignments to which AGASC is a party. Under these agreements, third-party defendants transfer future payment obligations, along with a lump sum of money to AGASC. AGASC, a qualified assignee under this program, uses the lump sum of money to purchase, at fair market value, structured settlement annuities from VALIC to cover the obligations owed under the structured settlement contract. The Company guarantees all the obligations and responsibilities of AGASC under these agreements.

        At December 31, 2003, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

(a)     Board of Directors Resolution.

        (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.

        (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

        (2)     Form of Selling Group Agreement. (6)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)     Contracts.

        (1) Specimen form of the "Platinum Investor(R)PLUS" Variable Universal Life Insurance Policy, Form No. 02600N. (12)

(e)     Applications.

        (1) Specimen form of Application for Variable Life Insurance, Form No. USL 9147 Rev1101, and Part B Form No. 3346(Y). (10)

        (2) Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 100175-33. (13)

        (3)     Form of Service Request Form, Form No. AGLC 100817 REV0803. (13)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

        (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (13)

(g)     Reinsurance Contracts. Inapplicable.

(h)     Participation Agreements.

        (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated.
                        (4)

        (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

        (1)(c) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (13)

        (2)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

        (2)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

        (3)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

        (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

        (4)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

        (4)(c) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (13)

        (5)(a) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

        (5)(b) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

        (5)(c) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

        (5)(d) Form of Amendment No. 4 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (13)

        (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

        (7)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (13)

        (8)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

        (8)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

        (8)(c) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (13)

        (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (9)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York.
                        (13)

        (10)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (13)

        (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

        (11)(b) Form of Amendment to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (13)

        (12)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

        (12)(b) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York.
                        (8)

        (13)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

        (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

        (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

        (16)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

        (16)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (13)

        (17)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

        (17)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (13)

        (18)(a) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (13)

        (19)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (14)

        (20)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (13)

        (21)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc.
                        (5)

        (22)(a) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (4)

        (22)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (13)

        (23)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (13)

        (23)(b) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (13)

        (24)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (14)

        (25)(a) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (13)

        (25)(b) Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated.
                        (13)

        (25)(c) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (14)

        (26)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

        (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York.
                        (5)

        (28)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (29)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York (5)

        (30)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

        (31)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

        (32)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

        (32)(b) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (13)

        (33)(a) Form of Service Contract by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (13)

        (34)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

        (35)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York.
                        (5)

        (36)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (13)

        (37)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (13)

        (38)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York.
                        (14)

(i)     Administrative Contracts.

        (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004.
                (14)

(j)     Other Material Contracts.

        (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (15)

        (2) General Guarantee Agreement from AGC Life Insurance Company on behalf of The United States Life Insurance Company in the City of New York. (Filed herewith)

(k)     Legal Opinion.

        (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (13)

        (2) Opinion and Consent of Polsinelli Shalton Welte Suelthaus PC, Counsel to AGC Life Insurance Company. (Filed herewith)

        (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to AGC Life Insurance Company. (Filed herewith)

        (4) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (Filed herewith)

(l)     Actuarial Opinion.

        (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (13)

(m)     Calculation. None

(n)     Other Opinions.

        (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)     Omitted Financial Statements. None

(p)     Initial Capital Agreements. None

(q)     Redeemability Exemption.

        (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (14)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 15, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 15, 2003.

(13) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

Item 27.  Directors and Officers of the Depositor

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Rodney O. Martin, Jr.         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff           Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                Director, President and Chief Executive Officer
830 Third Avenue
New York, NY 10022

Marion E. Fajen               Director
5608 N. Waterbury Road
Des Moines, IA 50312

Patrick J. Foley              Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Cecil C. Gamwell III          Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes                Director
70 Pine Street
New York, NY 10270

David L. Herzog               Director
70 Pine Street
New York, NY 10270

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
John I. Howell                Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

Ernest T. Patrikis            Director
70 Pine Street
New York, NY 10270

Gary D. Reddick               Director, Executive Vice President
2929 Allen Parkway            and Chief Administrative Officer
Houston, TX 77019

Christopher J. Swift          Director, Executive Vice President
2929 Allen Parkway            and Chief Financial Officer
Houston, TX 77019

James W. Weakley              Director, President-Group Benefits & Financial
2929 Allen Parkway            Institutions, and AIG Workplace Solutions Profit
Houston, TX 77019             Center and Chief Executive Officer-Group Benefits
                              & Financial Institutions, and AIG Workplace
                              Solutions Profit Center

Thomas L. Booker              President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Richard A. Hollar             President-Life Brokerage Profit Center and
750 West Virginia Street      Chief Executive Officer-Life Brokerage
Milwaukee, WI 53204           Profit Center

David R. Armstrong            Executive Vice President
3600 Route 66
Neptune, NJ 07754

Chris T. Calos                Executive Vice President
3600 Route 66
Neptune, NJ 07754

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Stephen A. Appleyard          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard              Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein           Senior Vice President and Chief Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Jeffrey H. Carlson            Senior Vice President and Chief Information
2727-A Allen Parkway          Officer
Houston, TX 77019

James A. Galli                Senior Vice President and
830 Third Avenue              Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom           Senior Vice President
80 Pine Street
New York, NY 10005

William F. Guterding          Senior Vice President and Chief Underwriting
830 Third Avenue              Officer
New York, NY 10022

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Robert F. Herbert, Jr.        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings              Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Frank A. Kophamel             Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
William J. Packer             Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelleterri              Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi              Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Ronald J. Rovner              Senior Vice President
830 Third Avenue
New York, NY 10022

Dewitt M. Smith               Senior Vice President
3600 Route 66
Neptune, NJ 07754

James P. Steele               Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Robert E. Steele              Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederic R. Yopps             Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Steven E. Zimmerman           Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon               Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski           Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Paul Bell, III                Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen             Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman          Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby               Vice President and Actuary
One Woodfield Lake
Schaumburg, IL 60173

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
David W. Butterfield          Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner             Vice President
2929 Allen Parkway
Houston, TX 77019

Shari Ciapka                  Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia               Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.              Vice President
830 Third Avenue
New York, NY 10022

Carolyn DiPalma               Vice President
3600 Route 66
Neptune, NJ 07754

Douglas M. Donnenfield        Vice President
750 West Virginia Street
Milwaukee, WI 53204

Donna F. Fahey                Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi           Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Kevin P. Fitzpatrick          Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Richard L. Gravette           Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer          Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer                Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Neal C. Hasty                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Rona B. Hoffman               Vice President
3600 Route 66
Neptune, NJ 07754

Keith C. Honig                Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard             Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble               Vice President
2929 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Karen M. Isaacs               Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson             Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                 Vice President
3600 Route 66
Neptune, NJ 07754

Scott B. Klein                Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman              Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Linda K. Lewis                Vice President
6363 Forest Park Road
Dallas, TX 75235

Randy J. Marash               Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin               Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                 Vice President, Real Estate Investment Officer and
2777 Allen Parkway            Assistant Secretary
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Gordon S. Massie              Vice President
2929 Allen Parkway
Houston, TX 77019

Richard A. Mercante           Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Alex N. Moral                 Vice President - Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Alberto Murguia               Vice President
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson            Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.          Vice President, Real Estate Investment Officer and
2929 Allen Parkway            Assistant Secretary
Houston, TX 77019

Kirsten M. Pedersen           Vice President
2929 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.        Vice President
2929 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Dale W. Sachtleben            Vice President
#1 Franklin Square
Springfield, IL 62713

Imad A. Salman                Vice President
3600 Route 66
Neptune, NJ 07754

Kristen E. Sather             Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Edward M. Schmauder           Vice President
3600 Route 66
Neptune, NJ 07754

Richard W. Scott              Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                  Vice President and General Auditor
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh               Vice President
3600 Route 66
Neptune, NJ 07754

Susan J. Wilhite              Vice President
One Woodfield Lake
Schaumburg, IL 60173

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
------------------            -----------------------------------------------
Ronald Williams               Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck             Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
American International Group, Inc.(1) ............................................................. Delaware ............. /(3)/
     AIG Aviation, Inc. ...........................................................................  Georgia .......... 100
     AIG Bulgaria Insurance and Reinsurance Company EAD ........................................... Bulgaria .......... 100
     AIG Capital Corporation ...................................................................... Delaware .......... 100
          AIG Consumer Finance Group, Inc. ........................................................ Delaware .......... 100
               AIG Bank Polska S.A. ................................................................. Poland ........ 97.23
               AIG Credit S.A. ...................................................................... Poland ........... 80
               Compania Financiera Argentina S.A. ................................................ Argentina ......... 92.7
          AIG Finance Holdings, Inc. .............................................................  New York .......... 100
               AIG Finance (Hong Kong) Limited ................................................... Hong Kong .......... 100
          AIG Global Asset Management Holdings Corp. .............................................. Delaware .......... 100
               AIG Asset Management Services, Inc. ................................................ Delaware .......... 100
                    Brazos Capital Management, L.P. ............................................... Delaware ........... 92

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
               AIG Capital Partners, Inc. ......................................................... Delaware .......... 100
               AIG Equity Sales Corp. ............................................................. New York .......... 100
               AIG Global Investment Corp. ...................................................... New Jersey .......... 100
          International Lease Finance Corporation ............................................... California .........64.85/(4)/
          AIG Global Real Estate Investment Corp. ................................................. Delaware .......... 100
     AIG Credit Corp. ............................................................................. Delaware .......... 100
          A.I. Credit Corp. .................................................................. New Hampshire .......... 100
          Imperial Premium Finance, Inc. ........................................................ California .......... 100
          Imperial Premium Finance, Inc. .......................................................... Delaware .......... 100
     AIG Egypt Insurance Company, S.A.E .............................................................. Egypt ........ 89.98
     AIG Federal Savings Bank ..................................................................... Delaware .......... 100
     AIG Financial Advisor Services, Inc. ......................................................... Delaware .......... 100
          AIG Financial Advisor Services (Europe), S.A. ......................................... Luxembourg .......... 100
     AIG Financial Products Corp. ................................................................. Delaware .......... 100
          AIG Matched Funding Corp. ............................................................... Delaware .......... 100
          Banque AIG ................................................................................ France ........... 90/(5)/
     AIG Funding, Inc. ............................................................................ Delaware .......... 100
     AIG Global Trade & Political Risk Insurance Company ........................................ New Jersey .......... 100
     A.I.G. Golden Insurance Ltd. ................................................................... Israel ........ 50.01
     AIG Life Insurance Company ................................................................... Delaware ........... 79/(6)/
     AIG Life Insurance Company of Canada ........................................................... Canada .......... 100
     AIG Life Insurance Company of Puerto Rico ................................................. Puerto Rico .......... 100
     AIG Liquidity Corp. .......................................................................... Delaware .......... 100
     AIG Marketing, Inc ........................................................................... Delaware .......... 100
     AIG Memsa, Inc. .............................................................................. Delaware .......... 100/(7)/
          Tata AIG General Insurance Company Limited ................................................. India ........... 26
     AIG Private Bank Ltd. ..................................................................... Switzerland .......... 100
     AIG Retirement Services, Inc. ................................................................ Delaware .......... 100/(8)/
          SunAmerica Life Insurance Company ........................................................ Arizona .......... 100
               SunAmerica Investments, Inc. ........................................................ Georgia ........... 70/(9)/
                    AIG Advisor Group, Inc. ....................................................... Maryland .......... 100
                         Advantage Capital Corporation ............................................ New York .......... 100
                         FSC Securities Corporation ............................................... Delaware .......... 100
                         Royal Alliance Associates, Inc. .......................................... Delaware .......... 100
                         Sentra Securities Corporation .......................................... California .......... 100
                         Spelman & Co., Inc. .................................................... California .......... 100
                         SunAmerica Securities, Inc. .............................................. Delaware .......... 100
                    AIG SunAmerica Life Assurance Company Arizona .................................. Arizona .......... 100/(10)/
                         AIG SunAmerica Asset Management Corp. .................................... Delaware .......... 100
                              AIG SunAmerica Capital Services. Inc. ............................... Delaware .......... 100
                    First SunAmerica Life Insurance Company ....................................... New York .......... 100
     AIG Risk Management, Inc. .................................................................... New York .......... 100
     AIG Technologies, Inc. .................................................................. New Hampshire .......... 100
     AIGTI, Inc. .................................................................................. Delaware .......... 100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
     AIG Trading Group Inc. ....................................................................... Delaware .......... 100
          AIG International, Inc. ................................................................. Delaware .......... 100
     AIU Insurance Company ........................................................................ New York ........... 52/(11)/
     AIU North America, Inc. ...................................................................... New York .......... 100
     American General Corporation .................................................................... Texas .......... 100
          American General Bancassurance Services, Inc. ........................................... Illinois .......... 100
          AGC Life Insurance Company .............................................................. Missouri .......... 100
               AIG Assurance Canada ................................................................. Canada .......... 100/(7)/
               AIG Life of Bermuda, Ltd. ........................................................... Bermuda .......... 100
               American General Life and Accident Insurance Company .............................. Tennessee .......... 100
               American General Life Insurance Company ............................................... Texas .......... 100
                    American General Annuity Service Corporation ..................................... Texas .......... 100
                    AIG Enterprise Services, LLC .................................................. Delaware .......... 100
                    American General Equity Services Corporation .................................. Delaware .......... 100
                    American General Life Companies, LLC .......................................... Delaware .......... 100
                    The Variable Annuity Life Insurance Company ...................................... Texas .......... 100
                         VALIC Retirement Services Company ........................................... Texas .......... 100
                         VALIC Trust Company ......................................................... Texas .......... 100
               American General Property Insurance Company ........................................Tennessee .........51.85/(12)/
                    American General Property Insurance Company of Florida ......................... Florida .......... 100
               AIG Annuity Insurance Company ......................................................... Texas .......... 100
               The United States Life Insurance Company in the City of New York ................... New York .......... 100
          American General Finance, Inc. ........................................................... Indiana .......... 100
               American General Auto Finance, Inc. ................................................ Delaware .......... 100
               American General Finance Corporation ................................................ Indiana .......... 100
                    MorEquity, Inc. ................................................................. Nevada .......... 100
                         Wilmington Finance, Inc. ................................................. Delaware .......... 100
                    Merit Life Insurance Co. ....................................................... Indiana .......... 100
                    Yosemite Insurance Company ..................................................... Indiana .......... 100
                         CommoLoCo, Inc. ....................................................... Puerto Rico .......... 100
               American General Financial Services of Alabama, Inc. ................................ Alabama .......... 100
          American General Investment Management Corporation ...................................... Delaware .......... 100
          American General Realty Investment Corporation ............................................. Texas .......... 100
          American General Assurance Company ...................................................... Illinois .......... 100
               American General Indemnity Company ................................................. Illinois .......... 100
               USLIFE Credit Life Insurance Company of Arizona ..................................... Arizona .......... 100
          Knickerbocker Corporation .................................................................. Texas .......... 100
American Home Assurance Company ................................................................... New York .......... 100
          AIG Domestic Claims, Inc. ............................................................... Delaware ........... 50/(13)/
          AIG Hawaii Insurance Company, Inc. ........................................................ Hawaii .......... 100
               American Pacific Insurance Company, Inc. ............................................. Hawaii .......... 100
          American International Insurance Company ................................................ New York .......... 100
               American International Insurance Company of California, Inc. ..................... California .......... 100
               American International Insurance Company of New Jersey ........................... New Jersey .......... 100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
          Minnesota Insurance Company ............................................................ Minnesota .......... 100
     American International Realty Corp. .........................................................  Delaware ......... 31.5/(14)/
     Pine Street Real Estate Holdings Corp. .................................................. New Hampshire ........ 31.47/(14)/
     Transatlantic Holdings, Inc. ................................................................. Delaware ........ 33.45/(15)/
          Transatlantic Reinsurance Company ....................................................... New York .......... 100
               Putnam Reinsurance Company ......................................................... New York .......... 100
               Trans Re Zurich ................................................................. Switzerland .......... 100
American International Insurance Company of Delaware .............................................. Delaware .......... 100
American International Life Assurance Company of New York ......................................... New York ........ 77.52/(16)/
American International Reinsurance Company, Ltd. ................................................... Bermuda .......... 100
     AIG Edison Life Insurance Company ............................................................... Japan ........... 90/(17)/
     American International Assurance Company, Limited ........................................... Hong Kong .......... 100
     American International Assurance Company (Australia) Limited ................................ Australia .......... 100
     American International Assurance Company (Bermuda) Limited .................................... Bermuda .......... 100
          American International Assurance Co. (Vietnam) Limited ................................... Vietnam .......... 100
          Tata AIG Life Insurance Company Limited .................................................... India ........... 26
     Nan Shan Life Insurance Company, Ltd. .......................................................... Taiwan ........... 95
American International Underwriters Corporation ................................................... New York .......... 100
American International Underwriters Overseas, Ltd. ................................................. Bermuda .......... 100
     AIG Europe (Ireland) Limited .................................................................. Ireland .......... 100
     AIG Europe (U.K.) Limited ..................................................................... England .......... 100
     AIG Brasil Companhia de Seguros ................................................................ Brazil ........... 50
     Universal Insurance Co., Ltd. ................................................................ Thailand .......... 100
     La Seguridad de Centroamerica, Compania de Seguros S.A. ..................................... Guatemala .......... 100
     La Meridional Compania Argentina de Seguros ................................................. Argentina .......... 100
     American International Insurance Company of Puerto Rico ................................... Puerto Rico .......... 100
     A.I.G. Colombia Seguros Generales S.A. ....................................................... Colombia .......... 100
     American International Underwriters GmBH ...................................................... Germany .......... 100
     Underwriters Adjustment Company, Inc. .......................................................... Panama .......... 100
American Life Insurance Company ................................................................... Delaware .......... 100
     AIG Life (Bulgaria) Z.D. A.D ................................................................. Bulgaria .......... 100
     ALICO, S.A ..................................................................................... France .......... 100
     First American Polish Life Insurance and Reinsurance Company, S.A. ............................. Poland .......... 100
     Inversiones Interamericana  S.A. (Chile) ........................................................ Chile .......... 100
     Pharaonic American Life Insurance Company ....................................................... Egypt ........ 71.63
     Unibanco AIG Seguros S.A. ...................................................................... Brazil ........ 47.81/(18)/
AIG Life Insurance Company (Switzerland) Ltd. .................................................. Switzerland .......... 100
American Security Life Insurance Company, Ltd. ................................................ Lichtenstein .......... 100
Birmingham Fire Insurance Company of Pennsylvania ............................................. Pennsylvania .......... 100
China America Insurance Company, Ltd. ............................................................. Delaware ........... 50
Commerce and Industry Insurance Company ........................................................... New York .......... 100
Commerce and Industry Insurance Company of Canada .................................................. Ontario .......... 100
Delaware American Life Insurance Company .......................................................... Delaware .......... 100
Hawaii Insurance Consultants, Ltd. .................................................................. Hawaii .......... 100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
HSB Group, Inc. ................................................................................... Delaware .......... 100
     The Hartford Steam Boiler Inspection and Insurance Company ................................ Connecticut .......... 100
          The Hartford Steam Boiler Inspection and Insurance Company of Connecticut ............ Connecticut .......... 100
          HSB Engineering Insurance Limited ........................................................ England .......... 100
               The Boiler Inspection and Insurance Company of Canada ................................ Canada .......... 100
The Insurance Company of the State of Pennsylvania ............................................ Pennsylvania .......... 100
Landmark Insurance Company ...................................................................... California .......... 100
Mt. Mansfield Company, Inc. ........................................................................ Vermont .......... 100
National Union Fire Insurance Company of Pittsburgh, Pa ....................................... Pennsylvania .......... 100
     American International Specialty Lines Insurance Company ....................................... Alaska ........... 70/(19)/
     Lexington Insurance Company .................................................................. Delaware ........... 70/(19)/
          AIG Centennial Insurance Company .................................................... Pennsylvania .......... 100
               AIG Premier Insurance Company .................................................. Pennsylvania .......... 100
                    AIG Indemnity Insurance Company ........................................... Pennsylvania .......... 100
               AIG Preferred Insurance Company ................................................ Pennsylvania .......... 100
               AIG Auto Insurance Company of New Jersey ......................................... New Jersey .......... 100
          JI Accident & Fire Insurance Co. Ltd. ...................................................... Japan ........... 50
     National Union Fire Insurance Company of Louisiana .......................................... Louisiana .......... 100
     National Union Fire Insurance Company of Vermont .............................................. Vermont .......... 100
     21st Century Insurance Group ............................................................... California ........ 33.03/(20)/
          21st Century Insurance Company ........................................................ California .......... 100
          21st Century Casualty Company ......................................................... California .......... 100
          21st Century Insurance Company of the Southwest ............................................ Texas .......... 100
     Starr Excess Liability Insurance Company, Ltd. ............................................... Delaware .......... 100
          Starr Excess Liability Insurance International Ltd. ...................................... Ireland .......... 100
NHIG Holding Corp. ................................................................................ Delaware .......... 100
     Audubon Insurance Company ................................................................... Louisiana .......... 100
          Audubon Indemnity Company ............................................................ Mississippi .......... 100
          Agency Management Corporation .......................................................... Louisiana .......... 100
               The Gulf Agency, Inc. ............................................................... Alabama .......... 100
     New Hampshire Insurance Company .......................................................... Pennsylvania .......... 100
          AIG Europe, S.A. .......................................................................... France .........     /(21)/
          AI Network Corporation .................................................................. Delaware .......... 100
          American International Pacific Insurance Company ........................................ Colorado .......... 100
          American International South Insurance Company ...................................... Pennsylvania .......... 100
          Granite State Insurance Company ..................................................... Pennsylvania .......... 100
          New Hampshire Indemnity Company, Inc. ............................................... Pennsylvania .......... 100
               AIG National Insurance Company, Inc. ............................................... New York .......... 100
          Illinois National Insurance Co. ......................................................... Illinois .......... 100
          New Hampshire Insurance Services, Inc. ............................................. New Hampshire .......... 100
     AIG Star Life Insurance Co., Ltd ................................................................ Japan .......... 100
The Philippine American Life and General Insurance Company ..................................... Philippines ........ 99.78
     Pacific Union Assurance Company ............................................................ California .......... 100
     Philam Equitable Life Assurance Company, Inc. ............................................. Philippines ........ 95.31

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                             Jurisdiction of   Owned by its
                                                                                               Incorporation      Immediate
                                                                                             or Organization    Parent/(2)/
                                                                                         -------------------   ------------
     Philam Insurance Company, Inc. ............................................................ Philippines .......... 100
Risk Specialist Companies, Inc. ................................................................ Delaware .......... 100
United Guaranty Corporation North .............................................................. North Carolina ........ 36.3l/(22)/
     United Guaranty Insurance Company ......................................................... North Carolina .......... 100
     United Guaranty Mortgage Insurance Company ................................................ North Carolina .......... 100
     United Guaranty Mortgage Insurance Company of North Carolina .............................. North Carolina .......... 100
     United Guaranty Partners Insurance Company ....................................................... Vermont ........... 80
     United Guaranty Residential Insurance Company of North Carolina ........................... North Carolina .......... 100
     United Guaranty Residential Insurance Company North ....................................... North Carolina ........ 75.03/(23)/
          United Guaranty Commercial Insurance Company of North Carolina ....................... North Carolina .......... 100
          United Guaranty Mortgage Indemnity Company ........................................... North Carolina .......... 100
          United Guaranty Credit Insurance Company ............................................. North Carolina .......... 100
     United Guaranty Services, Inc. ............................................................ North Carolina .......... 100

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on May 31, 2005. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.
(15)    Also owned 25.95 percent by AIG.
(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.

(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The United States Life Insurance Company in the City of New York

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b)     Management.

Name and Principal            Positions and Offices with Underwriter
 Business Address             American General Equity Services Corporation
------------------            --------------------------------------------
Rodney O. Martin, Jr.         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire               Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis            Director
70 Pine Street
New York, NY 10270

Gary D. Reddick               Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II           President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.        Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez           Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson            Vice President, Chief Compliance Officer and Anti-
2727 Allen Parkway            Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal            Positions and Offices with Underwriter
 Business Address             American General Equity Services Corporation
------------------            --------------------------------------------
Elizabeth M. Tuck             Secretary
70 Pine Street
New York, NY 10270

Tammi L. Willy                Assistant Vice President
2727 Allen Parkway
Houston, TX 77019

Sarah Hosker                  Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming               Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore              Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)     Compensation From the Registrant.

                             Net                   Compensation on
                             Underwriting          Events Occasioning
Name of Principal            Discounts and         the Deduction of a          Brokerage           Other
Underwriter                  Commissions           Deferred Sales Load         Commissions         Compensation
American General Equity           0                        0                       0                    0
Services Corporation

Item 31.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 32.  Management Services  Not applicable.

Item 33.  Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by AGC Life Insurance Company ("AGC Life Guarantee Period"), filed as an exhibit to this Registration Statement (the "AGC Life Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the AGC Life Guarantee promptly after the happening of significant events related to the AGC Life Guarantee.

These significant events include: (i) termination of the AGC Life Guarantee that has a material adverse effect on a policy owner's rights under the AGC Life Guarantee; (ii) a default under the AGC Life Guarantee that has a material adverse effect on the policy owner's rights under the AGC Life Guarantee; or
(iii) the insolvency of AGC Life Insurance Company ("AGC Life").

Depositor hereby undertakes during the AGC Life Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of AGC Life in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of AGC Life regarding such financial statements.

During the AGC Life Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of AGC Life free of charge upon a policy owner's request.

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 26th day of September, 2005.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL VL-R
                                        (Registrant)

                                    BY: THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)



                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT

[SEAL]

ATTEST:  LAUREN W. JONES
         ---------------------------
         LAUREN W. JONES
         ASSISTANT SECRETARY

        As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                      Title                      Date
---------                      -----                      ----
RODNEY O. MARTIN, JR.          Director and Chairman      September 26, 2005
-------------------------
RODNEY O. MARTIN, JR.

DAVID J. DIETZ                 Director, President and    September 26, 2005
-------------------------      Chief Executive Officer
DAVID J. DIETZ

CHRISTOPHER J. SWIFT           Director and Chief         September 26, 2005
-------------------------      Financial Officer
CHRISTOPHER J. SWIFT

M. BERNARD AIDINOFF            Director                   September 26, 2005
-------------------------
M. BERNARD AIDINOFF

MARION E. FAJEN                Director                   September 26, 2005
-------------------------
MARION E. FAJEN

PATRICK J. FOLEY               Director                   September 26, 2005
-------------------------
PATRICK J. FOLEY

CECIL C. GAMWELL III           Director                   September 26, 2005
-------------------------
CECIL C. GAMWELL III

JACK R. HARNES                 Director                   September 26, 2005
-------------------------
JACK R. HARNES

Signature                      Title                      Date
---------                      -----                      ----
DAVID L. HERZOG                Director                   September 26, 2005
-------------------------
DAVID L. HERZOG

JOHN I. HOWELL                 Director                   September 26, 2005
-------------------------
JOHN I. HOWELL

ERNEST T. PATRIKIS             Director                   September 26, 2005
-------------------------
ERNEST T. PATRIKIS

GARY D. REDDICK                Director                   September 26, 2005
-------------------------
GARY D. REDDICK

JAMES W. WEAKLEY               Director                   September 26, 2005
-------------------------
JAMES W. WEAKLEY

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

         AGC Life Insurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 26th day of September, 2005.

                                        AGC LIFE INSURANCE COMPANY

                                    BY: ROBERT F. HERBERT, JR.
                                        ---------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT

[SEAL]

ATTEST:  LAUREN W. JONES
         ---------------------------
         LAUREN W. JONES
         ASSISTANT SECRETARY

        This amended Registration Statement has been signed below by the following persons on behalf of AGC Life Insurance Company, in the capacities and on the dates indicated.

Signature                      Title                      Date
---------                      -----                      ----
RODNEY O. MARTIN, JR.          Director, Chairman,        September 26, 2005
-------------------------      President and Chief
RODNEY O. MARTIN, JR.          Executive Officer

CHRISTOPHER J. SWIFT           Director, Executive        September 26, 2005
-------------------------      Vice President and
CHRISTOPHER J. SWIFT           Chief Financial Officer

M. BERNARD AIDINOFF            Director                   September 26, 2005
-------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                 Director                   September 26, 2005
-------------------------
DAVID J. DIETZ

ROBERT F. HERBERT, JR.         Director                   September 26, 2005
-------------------------
ROBERT F. HERBERT, JR.

DAVID L. HERZOG                Director                   September 26, 2005
-------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR              Director                   September 26, 2005
-------------------------
RICHARD A. HOLLAR

Signature                      Title                      Date
---------                      -----                      ----
ERNEST T. PATRIKIS             Director                   September 26, 2005
-------------------------
ERNEST T. PATRIKIS

GARY D. REDDICK                Director and               September 26, 2005
-------------------------
GARY D. REDDICK                Executive Vice President

                                   SIGNATURES

        American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of September, 2005.

                                        AMERICAN HOME ASSURANCE COMPANY

                                    BY: ROBERT S. SCHIMEK
                                        ----------------------------------------
                                        ROBERT S. SCHIMEK
                                        SENIOR VICE PRESIDENT, TREASURER
                                        AND COMPTROLLER

[SEAL]

ATTEST:  ELIZABETH M. TUCK
         --------------------------
         ELIZABETH M. TUCK
         SECRETARY

        This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                      Date
---------                      -----                      ----
KRISTIAN P. MOOR               Director and Chairman      September 26, 2005
-------------------------
KRISTIAN P. MOOR

JOHN Q. DOYLE                  Director and President     September 26, 2005
-------------------------
JOHN Q. DOYLE

ROBERT S. SCHIMEK              Director, Senior Vice      September 26, 2005
-------------------------      President, Treasurer
ROBERT S. SCHIMEK              and Comptroller

M. BERNARD AIDINOFF            Director                   September 26, 2005
-------------------------
M. BERNARD AIDINOFF

STEVEN J. BENSINGER            Director                   September 26, 2005
-------------------------
STEVEN J. BENSINGER

JEFFREY L. HAYMAN              Director                   September 26, 2005
-------------------------
JEFFREY L. HAYMAN

DAVID L. HERZOG                Director                   September 26, 2005
-------------------------
DAVID L. HERZOG

ROBERT E. LEWIS                Director                   September 26, 2005
-------------------------
ROBERT E. LEWIS

Signature                      Title                      Date
---------                      -----                      ----
WIN J. NEUGER                  Director                   September 26, 2005
-------------------------
WIN J. NEUGER

ERNEST T. PATRIKIS             Director                   September 26, 2005
-------------------------
ERNEST T. PATRIKIS

ROBERT M. SANDLER              Director                   September 26, 2005
-------------------------
ROBERT M. SANDLER

NICHOLAS S. TYLER              Director                   September 26, 2005
-------------------------
NICHOLAS S. TYLER

NICHOLAS C. WALSH              Director                   September 26, 2005
-------------------------
NICHOLAS C. WALSH

                                  EXHIBIT INDEX

Item 26.  Exhibits

        (j)(2) General Guarantee Agreement from AGC Life Insurance Company on behalf of The United States Life Insurance Company in the City of New York.

        (k)(2) Opinion and Consent of Polsinelli Shalton Welte Suelthaus PC, Counsel to AGC Life Insurance Company.

        (k)(3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to AGC Life Insurance Company.

        (k)(4) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company.

        (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

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